                                                                    EXHIBIT 10.1








                                 LEASE AGREEMENT
                                 (SINGLE TENANT)


                                     Between

                           ONTARIO WAREHOUSE I, INC.,
                              a Florida corporation

                                   as Landlord


                                       and

                              EMERSON RADIO CORP.,
                             a Delaware corporation

                                    as Tenant











Premises Location:  11500 Philadelphia Street, Mira Loma, California

                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

1.       PREMISES AND TERM....................................................1
         1.1      Lease and Premises..........................................1
         1.2      Term........................................................1
         1.3      Condition of the Premises; Commencement Date................1
         1.4      Early Entry into Premises...................................2
         1.5      Extension Option............................................3
2.       RENT AND SECURITY DEPOSIT............................................4
         2.1      Base Rent...................................................5
         2.2      Intentionally Omitted.......................................5
         2.3      Security Deposit............................................5
         2.4      Additional Rent.............................................5
         2.5      Payment of Rent.............................................8
         2.6      Late Payments...............................................8
3.       USE..................................................................8
         3.1      Use of Premises.............................................8
         3.2      Hazardous Materials.........................................9
4.       TAXES...............................................................12
         4.1      Payment of Real Property Taxes.............................12
         4.2      Liability for all Personal Property Taxes..................12
5.       LANDLORD'S MAINTENANCE AND REPAIR...................................12
         5.1      Landlord's Obligations.....................................12
         5.2      Procedure and Liability....................................12
6.       TENANT'S MAINTENANCE AND REPAIR.....................................13
         6.1      Tenant's Maintenance.......................................13
         6.2      Maintenance/Service Contracts..............................13
7.       ALTERATIONS.........................................................13
8.       LIENS...............................................................14
9.       SIGNS...............................................................14
         9.1      Landlord's Signage Program.................................14
         9.2      Criteria for Changes.......................................14
10.      UTILITIES...........................................................14
11.      FIRE AND CASUALTY DAMAGE............................................15
         11.1     Notice of Destruction......................................15
         11.2     Loss Covered by Insurance..................................15
         11.3     Loss Not Covered by Insurance..............................15
         11.4     Tenant's Termination Option; Damage Near End of Term.......15
         11.5     ...........................................................15
         11.6     Destruction of Improvements and Personal Property..........15
         11.7     Exclusive Remedy...........................................16
12.      INDEMNITY AND INSURANCE.............................................16
         12.1     Waiver and Indemnity.......................................16
         12.2     Landlord's Insurance.......................................16
         12.3     Tenant's Insurance Obligations.............................16
         12.4     Evidence of Coverage.......................................17
         12.5     Waiver of Subrogation......................................17
13.      LANDLORD'S RIGHT OF ACCESS..........................................17
14.      ASSIGNMENT AND SUBLETTING...........................................18
         14.1     Landlord's Consent.........................................18
         14.2     Fees.......................................................18

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

         14.3     Notice to Landlord; Landlord's Recapture Right.............18
         14.4     Bonus Rent.................................................19
         14.5     Continuing Tenant Obligations..............................19
         14.6     Waiver, Default and Consent................................19
         14.7     Restructuring of Business Organizations....................19
         14.8     Assignment of Sublease Rent................................19
         14.9     Assignment in Bankruptcy...................................19
         14.10    Assumption of Obligations..................................19
15.      CONDEMNATION........................................................19
         15.1     Total Taking...............................................19
         15.2     Partial Taking.............................................19
         15.3     Condemnation Award.........................................20
         15.4     Exclusive Remedy...........................................20
16.      SURRENDER AND HOLDING OVER..........................................20
         16.1     Surrender..................................................20
         16.2     Holding Over...............................................20
17.      QUIET ENJOYMENT.....................................................20
18.      EVENTS OF DEFAULT...................................................20
         18.1     Failure to Pay Rent........................................20
         18.2     Insolvency.................................................20
         18.3     Appointment of Receiver....................................20
         18.4     Bankruptcy.................................................21
         18.5     Attachment.................................................21
         18.6     Vacation of Premises.......................................21
         18.7     Certificates...............................................21
         18.8     Failure to Discharge Liens.................................21
         18.9     False Financial Statement..................................21
         18.10    Failure to Comply with Lease Terms.........................21
19.      LANDLORD'S REMEDIES.................................................21
         19.1     Termination................................................21
         19.2     Continuation of Lease......................................22
         19.3     Appointment of Receiver....................................22
         19.4     Late Charge................................................22
         19.5     Interest...................................................22
         19.6     Attorneys' Fees............................................22
         19.7     Injunction.................................................22
         19.8     Intentionally Omitted......................................22
         19.9     Right of Landlord to Perform...............................22
         19.10    Waiver of Right of Redemption..............................22
         19.11    No Waiver..................................................22
         19.12    Cumulative Remedies........................................22
20.      LANDLORD DEFAULT; TENANT'S REMEDIES.................................23
         20.1     Landlord's Default.........................................23
         20.2     Tenant's Remedies..........................................23
         20.3     Non-Recourse...............................................23
         20.4     Sale of Premises...........................................23
21.      MORTGAGES...........................................................23
         21.1     ...........................................................23
         21.2     ...........................................................24

                                TABLE OF CONTENTS
                                   (continued)

                                                                            Page
                                                                            ----

22.      GENERAL PROVISIONS..................................................24
         22.1     Singular and Plural........................................24
         22.2     Interest on Past-Due Obligations...........................24
         22.3     Time of Essence............................................24
         22.4     Binding Effect.............................................24
         22.5     Choice of Law..............................................24
         22.6     Captions...................................................24
         22.7     Certificates...............................................24
         22.8     Amendments.................................................25
         22.9     Entire Agreement...........................................25
         22.10    Waivers....................................................25
         22.11    Attorneys' Fees............................................25
         22.12    Merger.....................................................25
         22.13    Survival of Obligations....................................25
         22.14    Severability...............................................25
         22.15    Security Measures..........................................25
         22.16    Easements..................................................25
         22.17    Multiple Parties...........................................26
         22.18    Conflict...................................................26
         22.19    No Third Party Beneficiaries...............................26
         22.20    Effective Date/Nonbinding Offer............................26
         22.21    Notices....................................................26
         22.22    Water, Oil and Mineral Rights..............................26
         22.23    Confidentiality............................................26
         22.24    Broker's Fees..............................................27
         22.25    Remedies Cumulative........................................27
         22.26    Return of Check............................................27
         22.27    Effect of Refund...........................................27
         22.28    No Recordation of Lease....................................27
         22.29    Authority..................................................27
         22.30    Interpretation.............................................27
         22.31    Landlord's Approvals.......................................27
         22.32    Additional Provisions......................................27
         22.33    Waiver of Right to Trial by Jury...........................27
         22.34    Intentionally Omitted......................................27
         22.35    Relationship of Parties....................................27
         22.36    Net Lease..................................................27
23.      LIMITATION OF LIABILITY.............................................27



                                TABLE OF EXHIBITS


EXHIBIT A - ......Premises
EXHIBIT B - ......Landlord's Work
EXHIBIT C - ......Intentionally Deleted
EXHIBIT D - ......Tenant Sign Criteria
EXHIBIT E - ......Environmental Questionnaire

               STANDARD INDUSTRIAL LEASE AGREEMENT - SINGLE TENANT


         THIS STANDARD INDUSTRIAL LEASE AGREEMENT (this "LEASE"), dated as of the date set forth in Item 1 of the Basic Lease Provisions, below, is made and entered into by and between ONTARIO WAREHOUSE I, INC., a Florida corporation, hereinafter referred to as "LANDLORD," and, EMERSON RADIO CORP., a Delaware corporation, hereinafter referred to as "ORIGINAL TENANT."

                             BASIC LEASE PROVISIONS

1  EFFECTIVE DATE:                                  December 6, 2005 (the "EFFECTIVE DATE")

2  LANDLORD:                                        Ontario Warehouse I, Inc.
   ADDRESS (FOR NOTICES) (SS. 22.21):               c/o L&B Realty Advisors, Inc.
                                                    8750 North Central Expressway, Suite 800
                                                    Dallas, Texas 75231-6437
                                                    Attn:  Merrill Curtis
                                                    Telephone No.:  (214) 989-0697
                                                    Fax No.:  (214) 989-0600

                                                    With copies to:

                                                    Real Estate Manager
                                                    CB Richard Ellis
                                                    17811 Sky Park Circle, Suite H
                                                    Irvine, CA  92614
                                                    Attn:  Buffi Hendrix
                                                    Telephone No.: 949-221-9431  Ext 204
                                                    Fax No.: 949-975-0570

                                                    and:

                                                    Paul Hastings Janofsky & Walker LLP
                                                    515 South Flower Street
                                                    25th Floor
                                                    Los Angeles, CA  90071
                                                    Attn: David A. Blumenfeld, Esq.
   ADDRESS (FOR RENT):                              Phone: (213) 683-6291
                                                    Fax: (213) 627-0705

                                                    All Rent shall be sent to:

                                                    Ontario Warehouse I, Inc.
                                                    P.O. Box 72356
                                                    Dept. 2356-35
                                                    Los Angeles, CA 90084-2356

3  TENANT:                                          Emerson Radio Corp
   ADDRESS (FOR NOTICES)                            9 Entin Road
     (SS. 22.21):                                   Parsippany, New Jersey 07054
                                                    Attn: Frank Guerriero
                                                    Phone: (973) 428-2020
                                                    Fax: (973) 428-2019

                                                    with copies to:

                                                    Emerson Radio Corp
                                                    9 Entin Road
                                                    Parsippany, New Jersey 07054
                                                    Attn: Christina Iatrou, Assistant General Counsel
                                                    Phone: (973) 428-2074
                                                    Fax: (973) 428-2010

4  PREMISES (SS. 1.1):                             The parcel of land situated in the City of Mira Loma,
                                                   County of Riverside, State of California, and
                                                   commonly known as 11500 Philadelphia Street,
                                                   described on Exhibit "A", together with all
                                                   improvements thereon, including, but not limited to
                                                   that certain approximately 180,632 square foot
                                                   industrial warehouse building and all parking areas
                                                   located thereon (as defined in Paragraph 1.1).

5  BUILDING ADDRESS (SS. 1.1):                     11500 Philadelphia Street, Mira Loma, California 91762


6  COMMENCEMENT DATE (SS. 1.2):                    The later to occur of (a) January 1, 2006 and (b) the
                                                   earlier to occur of (i) the date of Landlord's
                                                   delivery of the Premises to Tenant with the Material
                                                   Landlord's Work (as defined in Exhibit "B")
                                                   substantially complete (or the date on which Landlord
                                                   would have delivered the Premises to Tenant with the
                                                   Material Landlord's Work substantially complete but
                                                   for the occurrence of any Tenant Delays (defined in
                                                   Paragraph 1.3.1(b), below) and (ii) the date on which
                                                   Tenant commences business occupancy of the Premises
                                                   or any material portion thereof (delivery and storage
                                                   of product shall not constitute business occupancy).

7  TERM (SS. 1.2):                                 Sixty-Two (62) months from the Commencement Date

8  INTENTIONALLY OMITTED

9  MONTHLY BASE RENT (SS. 2.1):                    MONTHS    MONTHLY BASE RENT RATE     MONTHLY BASE RENT
                                                   --------  ------------------------   -----------------
                                                   1 - 2*    $0.335/sq. ft./mo.         $60,511.72/mo.
                                                   3 - 32    $0.335/sq. ft./mo.         $60,511.72/mo.
                                                   33 - 62   $0.3585/sq. ft./mo.        $64,756.57/mo.

                                                   *Subject to rent abatement in accordance with
                                                   Paragraph 2.1, below.

10  FIRST MONTH'S RENT (SS. 2.1):                  Base Rent                            $60,511.72
                                                   Taxes & Operating Expenses           $10,837.92
                                                                         TOTAL          $71,349.64

11  SECURITY DEPOSIT (SS. 2.3):                    None

12  TENANT'S PROPORTIONATE SHARE (SS. 2.4):        100%

13  USE OF PREMISES (SS. 3.1):                     Warehousing and distribution of products witH
                                                   reasonably incidental office uses.

14  INTENTIONALLY OMITTED:

15  TENANT'S LIABILITY INSURANCE AMOUNT            CGL Policy - $2,000,000 per occurrence $5,000,000
    (SS. 12.3.1):                                  aggregate

                                                   Automobile Policy - $2,000,000 per occurrence
                                                   $5,000,000 aggregate

16  BROKER(S) (SS. 22.24):                         LANDLORD'S: CB Richard Ellis, representing Landlord exclusively
                                                   TENANT'S: Cushman & Wakefield, representing Tenant exclusively

         This Lease shall consist of the foregoing Items of the Basic Lease Provisions, and the provisions of the Standard Lease Provisions (the "STANDARD LEASE PROVISIONS") (consisting of Articles through 23 which follow) and Exhibits "A" through "E", inclusive, all of which are incorporated herein by this reference as of the Effective Date. In the event of any conflict between the provisions of the Basic Lease Provisions and the provisions of the Standard Lease Provisions, the Standard Lease Provisions shall control. Any initially capitalized terms used herein and not otherwise defined shall have the meanings set forth in the Standard Lease Provisions.

                            STANDARD LEASE PROVISIONS


1. PREMISES AND TERM.

         1.1 LEASE AND PREMISES. Landlord leases to Tenant (defined below), and Tenant leases from Landlord, certain premises (the "PREMISES") described in ITEM 4 of the Basic Lease Provisions, including, without limitation, the industrial warehouse building (the "BUILDING") located at the address described in ITEM 5 of the Basic Lease Provisions, all as more particularly shown on EXHIBIT A attached hereto and incorporated herein. Subject to Tenant's measurement right as set forth below, Landlord and Tenant hereby agree that the rentable square footage of the Premises set forth in ITEM 4 of the Basic Lease Provisions shall be conclusive and binding on the parties. As used herein, "TENANT" shall mean Original Tenant and any assignee of all of Original Tenant's right title and interest under this Lease.

                  Within sixty (60) days after Landlord's delivery to Tenant of possession of the Premises, Landlord and/or Tenant (the "REMEASURING PARTY") shall each have the right, at their option, upon delivery of written notice (the "REMEASUREMENT NOTICE") to the other party (the "NON-REMEASURING PARTY"), to remeasure the Premises in accordance with a "Gross Drip Line" measurement standard, and to deliver notice (the "REMEASURED RSF NOTICE") of the results thereof to the Non-Remeasuring Party. In the event that such remeasurement shall indicate a rentable area which is different than that set forth in ITEM 4 of the Basic Lease Provisions, then the Non-Remeasuring Party may, at its option, upon delivery of written notice (the "RSF OBJECTION NOTICE") to the Remeasuring Party within ten (10) business days following its receipt of the Remeasured RSF Notice, object to the results set forth in such Remeasured RSF Notice, in which event, the rentable area of the Premises shall be remeasured (in accordance with a "Gross Drip Line" measurement standard) by a qualified consultant or architect mutually selected by Landlord and Tenant, and the result of the same shall be binding upon both Landlord and Tenant. In the event that a Remeasurement Notice is not timely delivered, the rentable area of the Premises shall be as set forth in ITEM 4 of the Basic Lease Provisions, and shall not be subject to remeasurement or modification. Further, in the event that following delivery of a Remeasurement Notice, an RSF Objection Notice is not timely delivered, the rentable area of the Premises shall be as set forth in the Remeasured RSF Notice in question and shall not be subject to remeasurement or modification. In the event the rentable area of the Premises determined pursuant to the provisions of this Paragraph 1.1 (the "REMEASURED AREA") indicates that the actual rentable area of the Premises differs from the amount set forth in ITEM 4 above by more than two percent (2%), the Monthly Base Rent shall be adjusted to reflect the Remeasured Area of the Premises.

         1.2 TERM. The term of this Lease shall commence on the "COMMENCEMENT DATE" specified in or established pursuant to ITEM 6 of the Basic Lease Provisions, and except as otherwise provided herein, shall continue in full force and effect through the number of months provided in ITEM 7 of the Basic Lease Provisions (the "INITIAL TERM"); provided, however, that if the Commencement Date is a date other than the first day of a calendar month, the Term shall consist of the remainder of the calendar month in which the Commencement Date occurs, plus said number of full calendar months. As used herein, "TERM" shall mean, collectively, the Initial Term, and if the same shall be duly exercised by Tenant. the Option Term (defined in Section 1.5.1(a), below).

         1.3 CONDITION OF THE PREMISES; COMMENCEMENT DATE.

            1.3.1 PREMISES LEASED IN AN AS IS CONDITION.

                  (A) Except as otherwise expressly provided in this Paragraph 1.3.1, Tenant acknowledges that it has inspected the Premises and accepts the same in their present "AS-IS" condition as suitable for the purpose for which the Premises are leased. Tenant further agrees that (a) Tenant shall, subject to the express provisions of this Lease, accept the Premises in its then existing "AS-IS," "WITH ALL FAULTS" condition on the Commencement Date and (b) except as specifically provided otherwise in this Paragraph 1.3.1(a) and except for the Landlord's Work (as defined EXHIBIT "B" attached hereto) specifically described in this Lease, Landlord shall have no duty or obligation to improve, or pay for any improvement for, the Premises or any portion thereof (or correct any violation of any Applicable Laws (defined in Paragraph 3.1.2, below); provided, however, that notwithstanding the foregoing, Landlord shall (i) deliver the Premises to Tenant (B) in material compliance with all Applicable Laws (provided that Landlord may utilize exemptions, variances and/or grandfather provisions contained in any Codes (as defined in Schedule 1 to Exhibit "B") to effect compliance therewith) and (B) with the warehouse floor of the Building in broom clean condition and free of debris, (ii) cause the existing operating systems, including the plumbing, fire sprinkler, electrical, lighting, HVAC Systems (defined in Paragraph 6.2), windows and loading doors and load levelers located in the Building (the "BUILDING OPERATING SYSTEMS") to be in good working order and (iii) cause the Landlord Maintenance Items (defined in Paragraph 5.1, below) to be in good condition and repair.

                  (B) If the Premises are not in the condition required in Paragraph 1.3.1(a) (i) - (iii), above, on the Commencement Date and Landlord shall fail to complete or commence any necessary corrective work or repairs to remedy the same within thirty (30) days after Landlord's receipt of written notice from Tenant, then upon delivery of an additional ten (10) business days notice to Landlord specifying that Tenant is taking such required action, Tenant may perform the necessary corrective work and make the necessary repairs (provided, however, that if Landlord shall commence to perform such corrective work or repairs within such additional ten (10) business day period, Tenant shall have no rights under this Paragraph 1.3.1(b) or otherwise to perform such work or repairs), and if such work or repairs were required under the terms of this Lease to be performed by Landlord, then Tenant shall be entitled to reimbursement by Landlord of its reasonable, out-of-pocket costs incurred in performing the same. If Landlord does not deliver a detailed written objection to Tenant, within thirty (30) days after its receipt of an invoice from Tenant setting forth a reasonably particularized breakdown of the out-of-pocket costs incurred by Tenant in performing work or repairs permitted under this Paragraph 1.3.1(b) to performed by Tenant and that Tenant claims should have been performed by Landlord, then Tenant shall be entitled to deduct from the next installment (or installments) of Rent payable hereunder, the amount of its reasonable. out-of-pocket costs set forth in such invoice. If, however, Landlord delivers to Tenant within thirty (30) days after receipt of Tenant's invoice, a written objection to the payment of such invoice, setting forth with reasonable particularity Landlord's reasons for its claim that such work or repairs did not have to be taken by Landlord pursuant to the terms of this Lease or that the charges are excessive, then Tenant shall not be entitled to such deduction from Rent, and the parties hereto agree that any such dispute shall be resolved by arbitration under the auspices of the American Arbitration Association. Notwithstanding anything to the contrary in this Lease, in the event that Tenant shall perform any work or repairs permitted to be performed by Tenant under this Paragraph 1.3.1(b) that will affect the Building Operating Systems or the structural integrity of the Building, Tenant shall use only those contractors used by Landlord in the Building for work on the Building Operating Systems or the Building structure.

                  (C) A Certificate of Occupancy has previously been issued for the Premises which permits its use as a warehouse and distribution center. Tenant shall, if required under Applicable Laws to permit Tenant's use of the Premises for its specific business operations and purposes, at Tenant's expense, cause a new Certificate of Occupancy to be in effect for the Building such that the Premises may be legally occupied for Tenant's use of the Building for its specific business operations and purposes. Landlord shall, at no cost to Landlord, reasonably cooperate with Tenant toward securing any such new Certificate of Occupancy for the Premises.

                  (D) Tenant further acknowledges that, except as expressly provided otherwise herein, no representations or promises were made by Landlord or any agent of Landlord to repair, alter, remodel or improve the Premises.

         1.3.2    COMMENCEMENT DATE.

                  (A) Landlord shall endeavor to tender delivery to Tenant of the Premises in the condition required hereunder on or before the Commencement Date; provided, however, that, notwithstanding anything to the contrary contained herein, in the event that Landlord shall deliver to Tenant possession of the Premises on a date other than the date specified in ITEM 6 of the Basic Lease Provisions, the Commencement Date shall be deemed to be the date on which Landlord tenders possession of the Premises, either physically or by written notice, to Tenant with the Material Landlord's Work substantially completed (the "DELIVERY CONDITION"). If this Lease is executed before the Premises shall become vacant or otherwise available, or if any present tenant or occupant of the Premises holds over, and Landlord cannot acquire possession of the Premises in time to deliver them by the Commencement Date, or if delivery to Tenant of the Premises is delayed for any other reason, except to the extent expressly provided otherwise in Paragraph 1.3.2(b) or Paragraph 3.1.4, below, this Lease shall not be void or voidable, and Landlord shall not be deemed to be in default hereunder, nor shall Landlord be liable for any loss or damage directly or indirectly arising out of or resulting from such holdover or other delay in delivery. Subject to Paragraph 1.3.2(b), below, Tenant agrees to accept possession of the Premises on the date on which Landlord is able to tender delivery of the same, which date shall thenceforth be deemed the Commencement Date. After the Commencement Date, Tenant shall, upon demand, execute and deliver to Landlord a letter of acceptance of delivery of the Premises specifying the Commencement Date.

                  (B) Notwithstanding the foregoing, in the event that Landlord shall fail to tender to Tenant delivery of possession of the Premises in the Delivery Condition on or before the Outside Delivery Date (defined below) or the Absolute Delivery Date (defined below), Tenant may elect to terminate this Lease by delivery to Landlord of a notice (the "TERMINATION NOTICE"), which termination shall be effective thirty (30) days after Landlord's receipt of the Termination Notice; provided, however, that in the event that, within such thirty (30) day period, Landlord shall tender to Tenant delivery of possession of the Premises in Delivery Condition, the Termination Notice shall be null, void and of no force or effect and the Term of this Lease shall commence on the date on which Landlord shall tender to Tenant delivery of Possession of the Premises in the Delivery Condition. As used herein, "OUTSIDE DELIVERY DATE" shall mean March 1, 2006 and "ABSOLUTE DELIVERY DATE" shall mean April 1, 2006; provided, however, that notwithstanding anything to the contrary herein, (i) each of the Outside Delivery Date and the Absolute Delivery Date shall be extended on a day for day basis for each day of Tenant Delay (defined below) and
(ii) the Outside Delivery Date (but not the Absolute Delivery Date) shall also be extended on a day for day basis for each day of Qualifying Holdover Delay (defined below) (with the parties hereto agreeing that notwithstanding anything to the contrary in this Lease (including, without limitation, in Section 3.1.4, below), the Absolute Delivery Date shall be extended only as a result of Tenant Delays and not for any other reason). As used herein, "TENANT DELAY" shall mean any delay in the delivery of possession of the Premises and substantial completion of the Landlord's Work caused by or relating to (A) any breach by Tenant of the provisions of this Lease, (B) any failure of Tenant to timely take any action required to be taken by Tenant hereunder; (C) any changes requested by Tenant to the Landlord's Work; (D) any interference by Tenant or any other Tenant's Party with the performance of the Landlord's Work; and (E) any other event specified to be a Tenant Delay in this Lease. For purposes hereof, a "QUALIFYING HOLDOVER DELAY" shall mean any delay in the delivery of possession of the Premises and substantial completion of the Landlord's Work caused by or relating to any failure by any tenant occupying the Premises or any portion thereof to surrender to Landlord possession of its premises or any portion thereof upon the expiration of termination of the term of its lease (a "CURRENT TENANT HOLDOVER"); provided, however, that no such Current Tenant Holdover by any such tenant shall cause a Qualifying Holdover Delay unless Landlord shall use commercially reasonable efforts to cause such Current Tenant Holdover to end as soon as reasonably possible.

         1.4 EARLY ENTRY INTO PREMISES. Following recapture by Landlord of the Premises from the current occupant, and on the condition that, (a) this Lease shall have been fully executed; (b) Tenant shall have (i) paid to Landlord (in the form of a check) the first month's payment of Rent in the amount specified in ITEM 10 of the Basic Lease Provisions, (ii) deposited with Landlord (in the form of cash or a cashiers check) the Security Deposit in the amount specified in ITEM 11 of the Basic Lease Provisions, and (iii) provided to Landlord proof (in a form that is satisfactory to Landlord in Landlord's good faith discretion) that Tenant is carrying all of the insurance that Tenant is required to carry under the Lease (including, without limitation, under Paragraphs 7(d) and 12.3, below); and (c) Landlord shall have granted its written consent to such early entry and occupancy by Tenant (items (a), (b) and (c) collectively, the "EARLY OCCUPANCY CONDITIONS"), Tenant may enter into the Premises for the sole purpose of delivering its products to the Premises for warehousing and for preparing the Premises for Tenant's occupancy. Such early entry will not advance the Commencement Date. During the period (the "EARLY OCCUPANCY PERIOD") commencing on the date (the "EARLY OCCUPANCY DATE") on which Tenant first enters and occupies the Premises under this Paragraph 1.4 and continuing through the Commencement Date, all of the provisions of this Lease shall apply to Tenant (including, without limitation, Tenant's obligations to the indemnify Landlord in accordance with Paragraph 12.1 and Tenant's obligations to carry insurance in accordance with Paragraphs 7(d) and 12.3 of this Lease); provided, however, that Tenant shall have no obligations to pay Base Rent (defined in Paragraph 2.1, below) under Paragraph 2.1, below, or any Additional Rent (defined in Paragraph 2.4, below) payable under Paragraph 2.4, below during or with respect to such Early Occupancy Period. If Tenant is granted early entry to and occupies the Premises during the Early Occupancy Period, Landlord shall not be responsible for any loss, including theft, damage or destruction to any work or material installed or stored by Tenant at the Premises or for any injury to Tenant or its agents, employees, contractors, subcontractors, subtenants, assigns or invitees (collectively, "TENANT'S PARTIES") unless caused by Landlord's negligence or willful misconduct. Landlord shall have the right to post appropriate notices of non-responsibility and to require Tenant to provide Landlord with evidence that Tenant has fulfilled its obligation to provide insurance pursuant to Paragraphs 7(d) and 12.3 of this Lease prior to granting Tenant occupancy of the Premises pursuant to this Paragraph 1.4.

         1.5 EXTENSION OPTION.

              1.5.1 GRANT; EXERCISE. Landlord hereby grants to Original Tenant and to any Successor (defined below) of Original Tenant (each a "QUALIFIED TENANT") one (1) option to extend the Term (the "EXTENSION OPTION") with respect to the entire Premises for a period of five (5) years (the "OPTION TERM"). The Extension Option shall be exercised, if at all, only by the delivery to Landlord by a Qualified Tenant of written notice thereof (the "OPTION EXERCISE NOTICE") not more than twelve (12) months nor less than nine (9) months prior to the then scheduled expiration date of the Term, which Option Exercise Notice shall reference this Paragraph 1.5, and state that Tenant is electing to exercise its Extension Option. Subject to the provisions of this Lease, upon the exercise of an Extension Option, the Term, as it applies to the Premises, shall be extended for a period of five (5) calendar years (sixty (60) calendar months). As used herein, "SUCCESSOR" means any person or entity of reasonable financial standing which acquires in good faith in a single transaction or in a series of related transactions (by merger, consolidation, transfer of assets or otherwise) this Lease and all or substantially all of the other property and assets of Tenant, and assumes by written instrument all of Tenant's liabilities hereunder.

              1.5.2 OPTION BASE RENT. The monthly Base Rent (the "OPTION BASE RENT") payable by Tenant during the Option Term (if any) shall be equal to the greater of (a) the Base Rent then in effect during the month immediately preceding the date on which the initial Term shall expire, or (b) the product of
(i) the number of square feet contained within the Premises then subject to this Lease (ii) the FMRR (defined in Paragraph 1.5.3, below) for the Premises as of the first day (the "ADJUSTMENT DATE") of the Option Term, as determined in accordance with this Paragraph 1.5 and (iii) 0.97 (i.e., 97%).

              1.5.3 DEFINITION OF FMRR. The "FMRR" of the Premises for an Option Term shall be the prevailing fair market rental rate per square foot of rentable area for leases of space that is comparable in size and quality to the Premises then being offered and accepted for lease in the Comparable Buildings (defined below) in current arms-length, nonrenewal, nonequity, transactions for a nonrenewal term comparable to the Option Term, which annual rent per square foot shall take into account and make adjustment for the existence, timing and amount of any increases in rent following term commencement in the comparison transactions, and shall at all times take into consideration and make adjustment for all other material differences in all terms, conditions or factors applicable to the transaction in question hereunder or applicable to one or more of the comparison transactions used to determine the FMRR (including, without limitation, the creditworthiness of the tenant under such comparison transactions (as compared to the creditworthiness of Tenant)) which a sophisticated tenant or sophisticated landlord would believe would have a material impact on a "fair market rental" determination; provided, however, that
(i) the presence, amount or absence of brokerage commissions in either the subject transaction or the comparison transactions shall be disregarded, (ii) any rent abatement or other free rent of any type provided in comparison transactions for the period of the performance of any tenant improvement work (i.e., any "construction period") shall be disregarded, and (iii) if any tenant improvements or allowance provided in any comparison transaction shall be taken into account, the value of the existing tenant improvements (from a general market perspective to a comparable warehouse user) in the Premises (but without regard to their value, usability or function to Tenant and without regard to the fact that Tenant is occupying the Premises). As used herein, "COMPARABLE Buildings" shall mean comparable commercial/industrial buildings (with comparable access to freeways and other transportation facilities) in the vicinity of the Premises (i.e. in the Mira Loma, California area) at the time of the determination of the FMRR by Landlord.

              1.5.4 PROCEDURE FOR DETERMINING THE FMRR. For purposes of determining the FMRR, the following procedure shall apply:

                  (A) If Tenant has timely given the Option Exercise Notice with respect to the Extension Option, Landlord shall within thirty (30) days thereafter deliver to Tenant a written notice of Landlord's determination of what the FMRR would be during the Option Term ("LANDLORD'S OPTION RENT NOTICE"). Within ten (10) business days after Tenant's receipt of Landlord's Option Rent Notice, Tenant shall give Landlord a written notice ("TENANT'S OPTION RESPONSE NOTICE") electing either (i) to accept the FMRR set forth in Landlord's Option Rent Notice, in which case the FMRR shall be the FMRR set forth in Landlord's Option Rent Notice, or (ii) to not accept Landlord's determination of the FMRR, in which case a representative(s) of Landlord and a representative(s) of Tenant shall meet at a mutually agreeable time and place and endeavor in good faith to agree upon the FMRR on or before the date that is twenty (20) business days after Landlord's receipt of Tenant's Option Response Notice (the "OUTSIDE AGREEMENT DATE"). If Landlord and Tenant are unable to agree upon the FMRR by the Outside Agreement Date, then the FMRR shall be determined by arbitration pursuant to subsection 1.5.4(b), below. If Tenant fails to deliver Tenant's Option Response Notice within the ten (10) business day period following its receipt of Landlord's Option Rent Notice, Tenant shall conclusively be deemed to have rejected Landlord's determination of the FMRR as set forth in Landlord's Option Rent Notice.

                  (B) If Landlord and Tenant shall fail to agree upon the FMRR by the Outside Agreement Date, then, within twenty (20) business days thereafter, Tenant shall submit to Landlord Tenant's determination of the FMRR and such determination, along with Landlord's last written offer with respect to FMRR shall be submitted to arbitration (as Tenant's and Landlord's "SUBMITTED FMRR", respectively) in accordance with the following:

                    (I) Landlord and Tenant shall each appoint one arbitrator who shall by profession be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of industrial warehouse properties in the Inland Empire area. The determination of the arbitrators shall be limited solely to the issue as to whether Landlord's or Tenant's Submitted FMRR is the closest to the actual FMRR, as determined by the arbitrators, taking into account the requirements of this Paragraph 1.5. Each such arbitrator shall be appointed within fifteen (15) days after the Outside Agreement Date. If either Landlord or Tenant fails to appoint an arbitrator within fifteen (15) days after the applicable Outside Agreement Date, the arbitrator appointed by the other shall solely render a decision as to the FMRR, notify Landlord and Tenant thereof, and such arbitrator's decision shall be binding upon Landlord and Tenant.

                    (II) The two arbitrators so appointed shall within ten (10) days of the date of the appointment of the last appointed arbitrator agree upon and appoint a third arbitrator who shall be a real estate broker who shall have been active over the five (5) year period ending on the date of such appointment in the leasing of industrial warehouse properties in the Inland Empire, California area. If the two arbitrators fail to agree upon and appoint a third arbitrator, or both parties fail to appoint an arbitrator, then the appointment of the third arbitrator or any arbitrator shall be dismissed and the matter to be decided shall be promptly submitted to arbitration under the provisions of the American Arbitration Association, but subject to the instructions set forth in this Paragraph 1.5.

                    (III) The three arbitrators shall within thirty (30) days of the appointment of the third arbitrator reach a decision as to whether the parties shall use Landlord's or Tenant's Submitted FMRR and shall notify Landlord and Tenant thereof.

                    (IV) The decision of the majority of the three arbitrators shall be binding upon Landlord and Tenant, shall be in writing and shall be non appealable, and counterpart copies thereof shall be delivered to Landlord and Tenant. A judgment or order based upon such award may be entered in any court of competent jurisdiction. In rendering their decision and award, the arbitrators shall have no power to vary, modify or amend any provision of this Lease.

                    (V) Each party shall pay the cost of the arbitrator selected by such party plus one-half of any other costs incurred in the arbitration, including the cost of the third arbitrator.

            1.5.5 LEASE TERMS FOR OPTION TERM. If Tenant duly exercises the Extension Option in accordance with this Paragraph 1.5, Landlord and Tenant shall execute an amendment reflecting the terms and conditions set forth in this Paragraph 1.5, including, without limitation, that except as otherwise provided in this Paragraph 1.5, the Term shall be extended on the same terms and conditions as applicable immediately preceding the commencement of the applicable Option Term.

            1.5.6 CONDITIONS TO EXERCISE OF EXTENSION OPTION. The rights contained in this Paragraph 1.5, (a) shall be personal to the Original Tenant and any Successor of the Original Tenant, and may not be exercised by any other Transferee (defined in Paragraph 14.1, below) of Tenant's interest (or any portion thereof) in this Lease and (b) may only be exercised with respect to the entire Premises leased by Tenant at the time Tenant delivers its Option Exercise Notice. Notwithstanding anything in this Lease to the contrary, at the election of Landlord, any attempted exercise by Tenant of the Extension Option shall be invalid, ineffective, and of no force or effect if, on the date of such attempted exercise of the Extension Option or on the date on which the Option Term is scheduled to commence there is an uncured Event of Default by Tenant under this Lease (which has not been waived in writing by Landlord. If Tenant does not timely deliver an Option Exercise Notice with respect to the Extension Option pursuant to the provisions of this Paragraph 1.5 within the applicable time period, time being of the essence, then at the election of Landlord, Tenant shall be deemed to have forever waived and relinquished the Extension Option, and any other options or rights to renew or extend the Term effective after the then applicable Expiration Date shall terminate and shall be of no further force or effect.

         2. RENT AND SECURITY DEPOSIT.

         Rent (as defined below) shall accrue hereunder from the Commencement Date set forth in ITEM 8 of the Basic Lease Provisions. The Base Rent (defined below) plus the Additional Rent (defined below) together with any other sums payable by Tenant under this Lease shall collectively constitute the "RENT."

         2.1 BASE RENT. As consideration for the leasing of the Premises, Tenant shall pay to Landlord as base rent the amounts per month provided in ITEM 9 of the Basic Lease Provisions, as adjusted pursuant to Paragraph 2.2 ("BASE RENT"). The first full calendar month's Base Rent, together with any partial calendar month's Base Rent, shall be due and payable upon execution of this Lease and thereafter, a monthly installment of Base Rent, in the amount specified in ITEM 9 of the Basic Lease Provisions, subject to the adjustments described herein, shall be due and payable without demand and without offset or deduction (except as expressly provided otherwise in Paragraph 1.3.1(b) or Paragraph 3.1.4 of this Lease) on or before the first day of each calendar month during the term following the Commencement Date. Base Rent for any fractional calendar month at the commencement or end of the Term shall be prorated on a daily basis based on a thirty (30) day month. Notwithstanding anything herein to the contrary and provided that an Event of Default (as defined in Article 18) is not then in effect under this Lease, Tenant's obligation to pay Base Rent under this Paragraph 2.1 and Additional Rent under Paragraph 2.4, below, for the first
(1st) and second (2nd) months of the Term shall be abated (such that, subject to the terms of this Lease, during the first (1st) and second (2nd) months of the Term, Tenant shall have no obligation to pay any amount for Base Rent under this Paragraph 2.1 or for Additional Rent under Paragraph 2.4).

         2.2 Intentionally Omitted.

            2.3 SECURITY DEPOSIT. Tenant shall deposit with Landlord upon execution of this Lease the sum provided in ITEM 11 of the Basic Lease Provisions ("SECURITY DEPOSIT"), which sum shall be held by Landlord in its general accounts, without obligation for interest, as security for the performance of all of Tenant's covenants and obligations under this Lease, it being expressly understood and agreed that the Security Deposit is not an advance rental deposit or a measure of Landlord's damages in case of Tenant's default. Upon the occurrence of any Event Of Default (as defined in Paragraph 18 below) by Tenant, Landlord may, without prejudice to any other remedy provided herein or provided by law, use the Security Deposit to the extent necessary to make good any arrears of Rent or other payments due Landlord hereunder, all of which shall be deemed to be Rent, and any other damage, injury, expense or liability caused by such Event Of Default; and Tenant shall pay to Landlord on demand the amount so applied in order to restore the Security Deposit to its original amount. Any remaining balance of the Security Deposit shall be returned by Landlord to Tenant within thirty (30) days after the Premises have been vacated pursuant to Paragraph 16.1 below, provided all of Tenant's obligations under this Lease have been fulfilled. No part of the Security Deposit shall be considered to be held in trust, to bear interest or to be a prepayment of any Rent.

         2.4 ADDITIONAL RENT.

            2.4.1 DEFINITION. In addition to the Base Rent set forth in Paragraph 2.1, Tenant agrees to pay Tenant's Proportionate Share (defined in Paragraph 2.4.2, below) of (a) Taxes, as defined in and payable by Landlord pursuant to Paragraph 4.1 below and (b) Operating Expenses, as defined in and incurred pursuant to Paragraph 2.4.3 below (collectively, "ADDITIONAL RENT").

            2.4.2 TENANT'S PROPORTIONATE SHARE. "TENANT'S PROPORTIONATE SHARE," as used in this Lease, shall mean the percentage figure in ITEM 12 of the Basic Lease Provisions.

            2.4.3 OPERATING EXPENSES. Subject to Paragraph 2.4.4, below, "OPERATING EXPENSES" shall mean all costs, fees, amounts, disbursements and expenses of every kind and nature paid or incurred by or on behalf of Landlord with respect to any Expense Year (defined in Paragraph 2.4.5, below), as determined by Landlord in its good faith discretion, in connection with its ownership, operation, maintenance, insurance, restoration (only to the extent of Permitted Capital Expenses (defined below)), management, replacement (only to the extent of Permitted Capital Expenses) or repair of the Premises in a first class manner (but taking into account Landlord's limited obligations to operate, maintain and repair the Premises hereunder), including, without limitation, any amounts paid or incurred with respect to:

                  (A) Landlord's Operational Expenses (as defined in Paragraph
5.1 below); provided, however, that to the extent such costs are (i) for Permitted Capital Items (defined in Section 2.4.4(m), below), in each case the cost of each such Permitted Capital Item shall be amortized (with interest at a rate equal to the floating commercial loan rate announced from time to time by such national recognized money-center bank as Landlord shall in good faith select, as its prime or reference rate, plus 2% per annum (the "INTEREST RATE")) over the useful life (the "USEFUL LIFE") of such Permitted Capital Item, as reasonably determined by Landlord in accordance with sound accounting principles consistently applied (defined below) (such amortized costs of Capital Items that are includable in Operating Expenses are referred to herein as "PERMITTED CAPITAL EXPENSES" ) and (ii) are incurred by Landlord in connection with the painting of the Premises (or any portion thereof) at any time during the Term ("PAINTING COSTS"), such Painting Costs shall be amortized by Landlord on a straight line basis over a period of five (5) years. Any cost of Permitted Capital Items which are amortized, shall result in equal payments being included in Operating Expenses for the Expense Year of the expenditure and all succeeding Expense Years during the amortization period (provided, however, that Tenant shall have no obligation to pay any such amortization payments that are allocable to any Expense Year during which no portion of the Term occurs).

                  (B) Premiums for property, casualty, liability, rent interruption, earthquake, terrorism, flood or other types of insurance carried by Landlord (whether carried on a portfolio or individual building basis) from time to time pursuant to Paragraph 12.2 below, and deductibles thereunder actually paid by Landlord with respect thereto; provided, however, that any costs incurred for deductibles under any earthquake insurance policies shall be amortized in the manner provided in Paragraph 2.4.3(a), above, with the amortization period being stipulated for such costs ten (10) years.

                  (C) Intentionally Omitted

                  (D) Accountants' and consultants' fees and expenses reasonably incurred in connection with the management, operation, administration, maintenance, and repair of the Premises (but taking into account Landlord's limited obligations to operate, maintain and repair the Premises hereunder).

                  (E) Attorneys', accountants' and consultants' fees and expenses reasonably incurred in connection with (and to the to the extent that such fees and expenses relate to) seeking or obtaining reductions in or refunds of Property Taxes, or components thereof, or the costs of contesting the validity or applicability of any governmental enactments which may affect Operating Expenses.

                  (F) A management fee for the management, maintenance, administration or operation of the Premises in an amount that is consistent with Institutional Owner Practices (and which shall, during the Initial Term, not exceed an amount equal to three percent (3%) of the Base Rent payable hereunder with respect to such Expense Year).

                  (G) Sales, use and excise taxes on goods and services purchased by Landlord in connection with its performance of its obligations hereunder.

                  (H) Intentionally Omitted

                  (I) Intentionally Omitted

                  (J) Intentionally Omitted

           2.4.4 The following expenses shall not be included within Operating Expenses chargeable to Tenant:

                  (A) Any ground lease rental;


                  (B) Costs, including permit, license and inspection costs, incurred by Landlord with respect to the installation of improvements or incurred in renovating or otherwise improving, decorating, painting or redecorating space in the Building;

                  (C) Marketing costs, including leasing commissions, attorneys' fees incurred by Landlord in connection with the negotiation and preparation of letters, deal memos, letters of intent, leases subleases and/or assignments, space planning costs, and other similar costs and expenses;

                  (D) That portion of the cost of goods and/or services provided by Landlord to the extent in excess of market rates;

                  (E) Interest, principal, points and fees on debts or amortization on any mortgage or mortgages or any other debt instrument encumbering the Building or the land thereunder;

                  (F) Attorney's fees except as set forth in Paragraph 2.4.3(e) above;

                  (G) Lessor's general corporate overhead;

                  (H) Reserves for future expenses;

                  (I) Any costs or expenses for which Landlord is paid or reimbursed by insurance;

                  (J) All interest and penalties incurred as a result of Landlord's negligent or willful failure to pay bills as the same become due;

                  (K) Costs associated with the operation of the business of the entity which constitutes Landlord as the same are distinguished from the costs of operation of the Premises, including accounting and legal matters, costs of selling, syndicating, financing, mortgaging or hypothecating any of Landlord's interest in the Premises or the entity constituting Landlord and costs incurred by Landlord to the extent in connection with or as a result of Landlords ownership, operation or management of any properties other than the Premises;

                  (L) Costs (in excess of deductible amounts, which shall be included in Operating Expenses under Section 2.4.3(a), above) incurred for the restoration and repair of the Premises following a Casualty (defined in Paragraph 11.1, below) or a Taking (defined in Paragraph 15.1, below);

                  (M) The cost of any form of improvements, additions, repairs, or replacements to the Premises or to the systems, equipment or machinery operated or used in connection with the Premises that, under sound accounting and property management principles consistently applied, constitute a capital item, addition, repair, improvement, or replacement (collectively, "CAPITAL ITEMS"), except for costs incurred for any Capital Items that: (i) are intended to reduce Operating Expenses or to effect other economies in the operation or maintenance of the Premises (a "COST SAVINGS DEVICE"), (ii) are required under any Applicable Law which first becomes effective after (or which is first enforced after) the Effective Date to require such improvements, additions, repairs, or replacements (or which are otherwise requested in writing by Tenant), or that are first required for the implementation of any conservation measure mandated by any Law, (iii) are required to be incurred by Landlord in connection with the performance by Landlord of any of its obligations hereunder (including, without limitation, under Paragraph 5.1, below), (any such Capital Items described in clauses (i) through (iii), above, the "PERMITTED CAPITAL ITEMS") the amortized (in accordance with Paragraph 2.4.3(a), above) shall be included in Operating Expenses; or

                  (N) Costs incurred in connection with the testing, remediation, removal, handling or reporting of any Hazardous Materials on the Premises (other than any Hazardous Materials which become present (or which are reasonably expected to be present)in, on, under or about any part of the Premises as a result of any act or omission of Tenant or any of the other Tenant's Parties); or

                  The foregoing schedule of exclusions from Operating Expenses is intended to function solely as an exclusionary listing and shall not be interpreted to permit or authorize any cost or expense to be included in Operating Expenses which is not permitted to be included in Operating Expenses under the other express terms and conditions of this Lease. In no event shall Landlord bill Tenant for more than 100% of the cost actually incurred by Landlord for Operating Expenses.

            2.4.5 MONTHLY PAYMENTS AND ANNUAL RECONCILIATION. On the first day of each month of the Term, Tenant shall pay Landlord a sum equal to 1/12 of the estimated amount of Additional Rent for that particular Expense Year based on Landlord's reasonable estimate thereof, to be delivered to Tenant on or about the date that is ninety (90) days following the end of each Expense Year during the Term. The monthly payments are subject to increase or decrease as determined by Landlord to reflect revised estimates of such costs. Tenant shall pay within thirty (30) days following demand therefor by Landlord any increases in estimated Additional Rent upon receipt of any initial or revised estimate retroactive to the first month of the applicable Expense Year. The payments made by Tenant shall be reconciled annually, and following such reconciliation, Landlord shall deliver to Tenant a statement setting forth Tenant's Proportionate Share of actual Operating Expenses and Taxes (the "ACTUAL STATEMENT"). If Tenant's total payments of Additional Rent with respect to such Expense Year are less than the actual Additional Rent due under Paragraph 2.4.1, Tenant shall pay the difference within ten (10) days following demand therefor by Landlord; if the total payments of Additional Rent made by Tenant with respect to such Expense Year are more than the actual Additional Rent due under Paragraph 2.4.1, Landlord shall retain such excess and credit it to Tenant's next accruing Additional Rent payments, except at the end of the Term, when any excess will be refunded. Any failure or delay by Landlord in delivering any estimate, demand or reconciliation shall not affect the rights and obligations of the parties hereunder; provided, however, that Tenant shall have no obligation to pay any Operating Expenses for which it receives its first bill or statement more than one (1) year following the delivery by Landlord of Landlord's Actual Statement for the Expense Year to which such amounts relate (except to the extent the same relates to Property Taxes and utilities, which may be billed to Tenant at a later date, but in no event later than two (2) years after the delivery by Landlord of Landlord's Actual Statement for the Expense Year in question). As used in this Lease. "EXPENSE YEAR" shall mean each Fiscal Year (defined below) in which any portion of the Term of this Lease falls, through and including the Fiscal Years in which the Term of this Lease commences and expires. As used herein, "FISCAL YEAR" shall mean the twelve (12) consecutive month period commencing on October 1 of each calendar year and expiring on September 30 of the following calendar year, or any other twelve
(12) consecutive month period selected in good faith by Landlord as its fiscal year (and in the event that during the Term of this Lease Landlord shall elect to change its fiscal year, a Fiscal Year may be a period of less than twelve
(12) months to the extent required to accommodate such change in the Fiscal
Year).

            2.4.6 TENANT'S AUDIT RIGHTS. Provided that Tenant is not then in default, Tenant shall have the right, once each Expense Year, to cause a Qualified Person (as defined below) to reasonably review supporting data for any portion of the applicable Actual Statement delivered by Landlord in accordance with the following procedure; provided, however, that Tenant shall not have the right to audit all documentation relating to Premises operations as this would far-exceed the relevant information necessary to properly document a pass-through billing statement; provided, further however, that real estate tax statements, and information on utilities, repairs, maintenance and insurance will be made available to Tenant in accordance with the following:

                  (A) In the event that Tenant shall desire to exercise its right under this Paragraph 2.4.6 to cause a Qualified Person to reasonably review supporting data for any portion of the applicable Actual Statement, (i) Tenant shall, within thirty (30) days after any Actual Statement is delivered, deliver a written notice to Landlord specifying the portions of the Actual Statement that it claims to be incorrect and (ii) Tenant shall simultaneously pay to Landlord all amounts due from Tenant to Landlord as specified in the Actual Statement. In no event shall Tenant be entitled to withhold, deduct, or offset any monetary obligation of Tenant to Landlord under the Lease (including without limitation, Tenant's obligation to make all payments of Rent) pending the completion of and regardless of the results of any review of records under this Paragraph. The right of Tenant under this Paragraph may only be exercised once for any Actual Statement, and if Tenant fails to meet either of the conditions specified in clause (i) and (ii) of the first sentence of this Paragraph 2.4.6(a), each of which is a condition precedent to the exercise by Tenant of its audit rights under this Paragraph 2.4.6, the right of Tenant under this Paragraph with respect to a particular Actual Statement shall be deemed waived.

            (B) Tenant agrees that any review of records under this Paragraph shall be at the sole expense of Tenant and shall be conducted by a Qualified Person. Tenant acknowledges and agrees that the information contained in any records reviewed under this Paragraph constitute confidential information of Landlord ("LANDLORD'S PROPRIETARY INFORMATION"), which shall not be disclosed to anyone other than the Qualified Person performing the review, the principals of Tenant who receive the results of the review, and Tenant's legal representatives and accounting employees. Unless required by any applicable law, court order, legal process or applicable securities rules or regulations, the disclosure of such information to any other person, whether or not caused by the conduct of Tenant, shall constitute an Event Of Default of this Lease.

                  (C) Any errors disclosed by the review shall be promptly corrected by Landlord, provided, however, that if Landlord disagrees with any such claimed errors, another review (the "FINAL REVIEW") shall be made by a reputable Certified Public Accounting firm mutually approved by Landlord and Tenant which has not been engaged by either party for the past three (3) years. The Final Review shall be binding on the parties and the cost thereof shall be shared equally by Landlord and Tenant unless (a) the Final Review indicates that Tenant was overcharged by 5% or more with respect to amounts payable as Additional Rent under this Paragraph 2.4 for the applicable Expense Year, in which case Landlord shall bear the cost of the Final Review or (b) the Final Review indicates that Tenant was undercharged with respect to amounts payable as Additional Rent under this Paragraph 2.4 for the applicable Expense Year, in which case Tenant shall bear the cost of the Final Review. In the event that is determined that, with respect to any Expense Year, Tenant has paid an amount in excess of its obligations to pay Additional Rent under this Paragraph 2.4, the amount of such overpayment (plus, if it is determined that Tenant was overcharged by an amount in excess of 5% with respect to its obligations to pay Additional Rent under this Paragraph 2.4 for any Expense Year, interest on such amounts at the Interest Rate) shall be credited against Tenant's subsequent installment obligations to pay the estimated Additional Rent (or shall be paid to Tenant, if the Lease Term has expired). In the event that it is determined that, with respect to any Expense Year, Tenant has paid an amount that is less than its obligations to pay Additional Rent under this Paragraph 2.4, the amount of such underpayment shall be paid by Tenant to Landlord with the next succeeding installment obligation of estimated Additional Rent. A "QUALIFIED PERSON" means an independent, third-party accountant or other person (including members of Tenant's own internal accounting or finance staff) experienced in accounting for income and expenses of industrial projects engaged solely by Tenant on terms which do not entail any compensation based or measured in any way upon any savings in Additional Rent that might be achieved through the audit process and which has agreed, pursuant to a written non-disclosure agreement (the form of which shall be determined by Landlord in Landlord's good faith discretion) not to disclose and to keep confidential all of Landlord's Proprietary Information to which it is provided access during its inspection of Landlord's records.

            2.5 PAYMENT OF RENT. The first full calendar month's Rent shall be due and payable upon execution of this Lease in the total amount shown in ITEM 10 of the Basic Lease Provisions. Thereafter, Tenant shall pay to Landlord all amounts due from Tenant to Landlord hereunder, whether for Rent or otherwise, in lawful money of the United States, at the place set forth in ITEM 2 of the Basic Lease Provisions, or at such other addresses as Landlord may have hereafter specified by written notice, without any deduction or offset except as expressly set forth in Paragraph 1.3.1(b) or Paragraph 3.1.4 of this Lease. Base Rent and Additional Rent shall be paid to Landlord without demand and without offset or deduction except as expressly set forth in Paragraph 1.3.1(b) or Paragraph 3.1.4 of this Lease, in advance on the first day of each and every calendar month during the Term. All other amounts due and payable to Landlord pursuant to the terms hereof shall be paid to Landlord upon demand pursuant to the terms of this lease. The Base Rent or Additional Rent for any fractional calendar month at the commencement or end of the Term shall be prorated on a daily basis. Wherever in this Lease Tenant is obligated to pay an amount "immediately" or "on demand" such amount shall be payable within thirty (30) days following Tenant's receipt of Landlord's invoice therefor, which shall, if applicable, be accompanied by reasonable supporting documentation.

            2.6 LATE PAYMENTS. Tenant acknowledges that late payment by Tenant of any sum owed to Landlord under this Lease (including, but not limited to any amount due as Rent hereunder) will cause Landlord to incur costs not contemplated by this Lease, the exact amounts of which are extremely difficult and impracticable to fix. Such costs include, without limitation, processing and accounting charges, time spent addressing the issue with Tenant, and late charges that may be imposed on Landlord by the terms of any obligation or note secured by any encumbrance covering the Premises. Therefore, if any installment of Rent or other material payment due from Tenant is not received by Landlord when due within five (5) days following the date due more than once in any twelve (12) calendar month period, Tenant shall pay to Landlord an additional sum (a "LATE CHARGE") in an amount equal to five percent (5%) of the overdue Rent or other payment as a late charge. Late Charges shall be deemed Rent and shall be paid by Tenant to Landlord immediately upon written demand. The parties agree that this late charge represents a fair and reasonable estimate of the administrative and other costs that Landlord will incur by reason of a late payment by Tenant. Acceptance of any Late Charge shall not constitute a waiver of Tenant's default with respect to the overdue payment, nor prevent Landlord from exercising any of the other rights and remedies available to Landlord under this Lease, at law or in equity.

         3. USE.

            3.1 USE OF PREMISES.

              3.1.1 GENERAL. Subject to any additional uses or limitations on use contained in ITEM 13 of the Basic Lease Provisions, the Premises shall be used only for the purpose of receiving, storing, shipping and selling (other than retail) products, materials and merchandise made and/or distributed by Tenant, for reasonably incidental office uses and for such other lawful purposes as may be directly incidental thereto (the "AGREED USE"), and for no other use or purpose. Outside storage (except inside of trucks and trailers parked in the truck court located on the south side of the Building) is prohibited without Landlord's prior written consent, which may be withheld in Landlord's sole and absolute discretion. Tenant acknowledges and agrees that, except to the extent expressly set forth in this Lease, Landlord has not made any representations or warranties with respect to the suitability of the Premises for Tenant's uses. Tenant and Tenant's Parties shall at all times comply with all nondiscriminatory rules and regulations (to the extent such rules and regulations are consistent with Institutional Owner Practices) regarding the Premises as Landlord may establish from time to time; provided, however, that (a) in the event of a conflict between such rules and regulations and this Lease, this Lease shall prevail and control and (b) Tenant shall have no liability hereunder for any breach of any such rules and regulations unless and until Tenant has received notice of such breach and has been afforded opportunity to cure the same. As used herein, "INSTITUTIONAL OWNER PRACTICES" shall mean the practices of the majority of the institutional owners of institutional grade commercial warehouse projects in the Inland Empire area.

              3.1.2 COMPLIANCE WITH LAWS. Tenant shall be responsible for and shall at its own cost and expense obtain any and all licenses and permits necessary to permit the Agreed Use of the Premises by Tenant for its specific business operations and purposes (as opposed to legal occupancy of the Premises in general). Except as expressly provided in this Lease, Tenant shall comply with all laws (including, without limitation, the Americans with Disabilities Act of 1990 (the "ADA")), ordinances, building codes, rules, regulations, orders and directives of any governmental authority having jurisdiction (including without limitation any certificate of occupancy) now or in the future applicable to the Premises (collectively, "APPLICABLE LAWS") applicable to Tenant's Alterations (defined below) or use of the Premises. Tenant shall not place a load upon the floor of the Premises which exceeds the load per square foot which such floor was designed to carry and/or which is allowed by law. Tenant shall promptly comply with all governmental orders and directives for the correction, prevention and abatement of nuisances in, on, at, about or upon, or connected with, the Premises, all at Tenant's sole cost and expense. Tenant shall not permit any objectionable or unpleasant odors, smoke, dust, gas, noise or vibrations to emanate from the Premises, nor take any other action which would constitute a nuisance or would disturb or endanger any other persons.

              3.1.3 INCREASE IN INSURANCE. Tenant shall not permit the Premises to be used for any purpose or in any manner (including without limitation any method of storage) which would render the insurance thereon void or the insurance risk more hazardous or cause the state insurance authority to disallow any sprinkler credits. If any increase in the fire and extended coverage insurance premiums paid by Landlord is caused by Tenant's use and occupancy of the Premises, or if Tenant vacates the Premises and causes any increase in such premiums, then Tenant shall pay as Rent, immediately upon demand, the amount of such increase to Landlord, and, upon demand by Landlord, shall, at Tenant's sole cost and expense, correct the cause of such disallowance, increased cost, penalty or surcharge to the satisfaction of the particular insurance provider or authority, as applicable.

              3.1.4 RENT ABATEMENT. In the event that, any Abatement Event (defined below), shall cause a material and substantial interference with Tenant's use or occupancy of the Building or a material portion thereof for the Agreed Use, and Tenant does not use, the Building or a material portion thereof, then Tenant shall give Landlord notice of such Abatement Event, and if such Abatement Event continues for five (5) consecutive days after Landlord's receipt of any such notice (the "ELIGIBILITY PERIOD"), then Tenant's obligations to pay Base Rent and Additional Rent under Paragraph 2.4, above, shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that there shall continue to exist a material and substantial interference with Tenant's use or occupancy of the Building or a material portion thereof for the Agreed Use and Tenant shall not use the Building or a material portion thereof, in the proportion that the rentable area of the portion of the Premises with respect to which there shall exist a material and substantial interference with Tenant's use of the same for the Agreed Use and which Tenant does not use, bears to the total rentable area of the Premises. If, however, Tenant reoccupies any portion of the Premises during such period, the Base Rent and Additional Rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to the total rentable area of the Premises, shall be payable by Tenant to Landlord from the date Tenant reoccupies such portion of the Premises. As used herein, "ABATEMENT EVENT" shall mean only: (a) any failure by Landlord to substantially complete the Additional Landlord's Work on or before the Outside Completion Date (defined below); (b) any (i) alteration or construction by Landlord in the Building or the Premises after the Commencement Date, (ii) any repair or maintenance which Landlord is required to perform hereunder and which Landlord fails to perform after the Commencement Date; (c) any failure, for any reason within Landlord's reasonable control, to provide services, utilities or access to the Premises; or
(d) the presence of any Hazardous Materials in, on, under or about, the Premises or any portion thereof (or the abatement by Landlord thereof in accordance with Paragraph 3.1.4, below) that were present in, on, under or about the Premises on the Effective Date or that become present in, on, under or about the Premises or any portion thereof at any time after the Effective Date other than as a result of any act or omission of Tenant or any other Tenant's Party. As used herein, the "OUTSIDE COMPLETION DATE" shall mean April 15, 2006; provided, however, that notwithstanding anything to the contrary herein, the Outside Completion Date shall be extended on a day for day basis for each day of delay in substantial completion of the material Landlord's Work that is caused by a Tenant Delay or a Qualifying Holdover Delay. Such right to abate Base Rent and Additional Rent under this Paragraph 3.1.4 shall be Tenant's sole and exclusive remedy at law or in equity for an Abatement Event; provided, however, that such right to abate rent (for an Abatement Event) under this Section 3.1.4 shall not in any manner prohibit the exercise by Tenant of its right to terminate this Lease in accordance with and under Section 1.3.2(b), above (to the extent permitted thereunder); provided, further, however, that if Landlord has not cured any such Abatement Event (other than any Abatement Event described in clause (a), above) within one hundred eighty (180) days after the Landlord's receipt of written notice of the Abatement Event from Tenant, Tenant shall additionally have the right to terminate this Lease during the first five (5) business days of each calendar month following the end of such one hundred eighty (180) day period and continuing until such time as Landlord shall have cured the Abatement Event, which right may be exercised only by delivery of notice to Landlord (the "ABATEMENT EVENT TERMINATION NOTICE") during such five (5) business-day period, and shall be effective as of the date set forth in the Abatement Event Termination Notice (which date shall not be less than thirty (30) days nor more than ninety (90) days after the date Tenant delivers the Abatement Event Termination Notice).

         3.2 HAZARDOUS MATERIALS.

              3.2.1 GENERAL. Except for the incidental use of certain commonly used products in customary amounts for routine cleaning and maintenance of floors, bathrooms, windows, kitchens, and administrative offices, landscaping, parking areas and other improvements on the Premises, and except for materials typically contained within Tenant's consumer products; all other hazardous materials have been disclosed by Tenant to Landlord in the Environmental Questionnaire (as defined below) ("PERMITTED HAZARDOUS MATERIALS"), Tenant hereby represents, warrants and covenants that Tenant will not (and shall not permit or any other Tenant's Party to) produce, use, store, generate, treat, release, remediate, discharge, dispose of, handle, manufacture, or transport any Hazardous Materials (as defined below) in, on, at, under, about, to or from the Premises (the foregoing activities are sometimes referred to herein, collectively, as "HAZARDOUS MATERIALS ACTIVITIES"). Tenant has fully and accurately completed Landlord's Pre-Leasing Environmental Exposure Questionnaire ("ENVIRONMENTAL QUESTIONNAIRE") attached hereto as EXHIBIT E, which is incorporated herein by this reference. Tenant shall not, without Landlord's prior written consent in Landlord's sole and absolute discretion, cause or permit any Hazardous Material (except for Permitted Hazardous Materials) to be brought upon, placed, stored, or used on, in, at, under or about the Premises by Tenant or Tenant's Parties, and shall not permit any Hazardous Materials to be manufactured, generated, blended, handled, recycled, disposed of, or released on, in, at, under or about the Premises by Tenant or Tenant's Parties. Tenant shall not excavate, disturb or conduct any testing of any soils in, on, under or about the Premises without obtaining Landlord's prior written consent (in Landlord's sole and absolute discretion), and any investigation or remediation in, on, under or about the Premises shall be conducted only by a consultant approved in writing by Landlord and pursuant to a work letter approved in writing by Landlord. Tenant shall not violate any Environmental Laws (defined below) in its use of the Premises or conduct of its business operations therefrom. As used herein, "HAZARDOUS MATERIAL" means any chemical, substance, material, controlled substance, object, waste or any combination thereof, which is or may be hazardous to human health, safety or to the environment due to its radioactivity, ignitability, corrosiveness, reactivity, explosiveness, toxicity, carcinogenicity, infectiousness or other harmful or potentially harmful properties or effects, including, without limitation, petroleum and petroleum products, benzene, toluene, ethyl benzene, xylenes, waste oil, asbestos, radon, polychlorinated biphenyls (PCBs), degreasers, solvents, and any and all of those chemicals, substances, materials, controlled substances, objects, wastes or combinations thereof which are now or may become in the future listed, defined or regulated in any manner as "hazardous substances," "hazardous wastes," "toxic substances," "solid wastes" or bearing similar or analogous definitions pursuant to any and all Environmental Laws. As used herein, "ENVIRONMENTAL LAWS" means any federal state or local laws, ordinances, codes, statutes, regulations, administrative rules, policies and orders, and other authority, existing now or in the future, which classify, regulate, list or define hazardous substances, materials, wastes contaminants, pollutants and/or the Hazardous Materials, pertaining to (a) the existence, release, threatened release, use, storage, handling, generation, remediation and/or transportation of Hazardous Materials, or (b) health, industrial hygiene or the environmental conditions in, on, under, above or about the Premises, including without limitation the following statutes and regulations, and any other legal authority, regulations, or policies relating to or implementing such statutes and regulations:

                  (A) FEDERAL. Comprehensive Environmental Response, Compensation and Liability Act of 1980 ("CERCLA" or "Superfund"), as amended by the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), 42 U.S.C. ss. 9601 et seq.; Resource Conservation and Recovery Act of 1976 ("RCRA"), 42 U.S.C. ss. 6901 et seq.; Clean Water Act ("CWA"), 33 U.S.C. ss. 1251 et seq.; Clean Air Act ("CAA"), 42 U.S.C. ss. 78401 et seq.; Toxic Substances Control Act ("TSCA"), 12 U.S.C. ss. 2601 et seq.; Federal Water Pollution Control Act, 33 U.S.C. ss. 1317 et seq.; The Refuse Act of 1899, 33 U.S.C. ss. 407; Occupational Safety and Health Act , 29 U.S.C. ss. 651 et seq.; Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq.; United States Department of Transportation Table (49 C.F.R. 172.101 and amendments thereto) and the Environmental Protection Agency Table (40 C.F.R. Part 302 and amendments thereto);

                  (B) CALIFORNIA. Carpenter-Presley-Tanner Hazardous Substance Account Act ("CALIFORNIA SUPERFUND"), Cal. Health & Safety Code ss. 25300 et seq.; California Hazardous Waste Control Act, Cal. Health & Safety Code Sections 25100 et seq.; Porter-Cologne Water Quality Control Act ("PORTER-COLOGNE ACT"), Cal. Water Code ss. 13000 et seq.; Hazardous Waste Disposal Land Use Law, Cal. Health & Safety Code ss. 5220 et seq.; Safe Drinking Water and Toxic Enforcement Act of 1986 ("PROPOSITION 65"), Cal. Health & Safety Code ss. 25249.5 et seq.; Hazardous Substances Underground Storage Tank Law, Cal. Health & Safety Code ss. 25280 et seq.; California Hazardous Substance Act, Cal. Health & Safety Code ss. 28740 et seq.; Air Resources Law, Cal. Health & Safety Code ss. 39000 et seq.; Hazardous Materials Release Response Plans and Inventory, Cal. Health & Safety Code ss.ss. 25500-25541; Toxic Pits Cleanup Act of 1984 ("TCPA"), Cal. Health & Safety Code ss.ss. 25208-25208.17;

                  (C) OTHER LAWS AND REGULATIONS. All other regulations promulgated pursuant to said foregoing laws or any amendments or replacement thereof, provided such amendments or replacements shall in no way limit the original scope and/or definition of Hazardous Materials defined herein as of the execution date of this Lease.

            3.2.2 REPORTING. Tenant and any subtenant of Tenant shall submit to Landlord, within ten (10) business days following its receipt of the same (or if prepared by Tenant or any such subtenant of Tenant, within ten (10) business days following its preparation of the same), a full and complete copy of each of the following:

                  (A) Any written communication, demand, complaint, pleading, threat, notice or inquiry received or communicated by Tenant or any subtenant of Tenant that is received from or delivered to any governmental agency, any adjacent landowner, or any other third party relating in any way to: (i) any Hazardous Material Activities by Tenant or any other Tenant's Party or any federal, state, local or other governmental or quasi-governmental approval with respect to the existence, release, use, storage, handling, generation, remediation or transportation of Hazardous Materials by Tenant or any other Tenant's Party ("HAZARDOUS MATERIAL PERMIT"), (ii) the actual or alleged presence and/or release of any Hazardous Materials by Tenant or any other Tenant's Party or other adverse environmental condition in, on, under, about or adjacent to the Premises, (iii) any bodily injury or property injury or property damage suffered in connection with any Hazardous Material Activities by Tenant or any other Tenant's Party occurring (or environmental condition located) in, on, about or under the Premises, or (iv) any actual or alleged violation of any Environmental Law by Tenant or any other Tenant's Party relating to, or occurring in, under, on or about the Premises; and

                  (B) Any environmental or Hazardous Materials assessment, audit or report prepared by or for Tenant or any other Tenant's Party relating in any manner to the Premises.

            3.2.3 DISCLOSURE AND WARNING OBLIGATIONS. Tenant shall also comply with all laws, ordinances and regulations regarding warning obligations with respect to the presence of Hazardous Materials at the Premises and any Hazardous Materials Activities at the Premises by Tenant or any other Tenant's Party or as otherwise may be required by law. Tenant acknowledges and agrees that it will promptly notify Landlord prior to reporting to any governmental or quasi-governmental agencies any matters relating to Hazardous Materials or Hazardous Materials Activities by Tenant or any other Tenant's Party at the Premises and Landlord shall have the right to review such reports. So long as Tenant will not be in violation of any laws requiring Tenant to make such reports, Landlord shall have the right to assume control over the making of such reports to the applicable governmental or quasi-governmental agencies. Tenant further agrees to cooperate with Landlord in complying with all Environmental Laws regarding the disclosure of the presence or danger of Hazardous Materials, including, without limitation, all notices or other requirement under California Health and Safety Code Section 25915 et seq., and 25249.5 et seq. and California Code of Regulations Section 12000 et seq., and 25249.5 et seq. and California Code of Regulations Section 12000 et seq or any successor laws. Notwithstanding the foregoing, Tenant shall, prior to delivering any notices required by this Paragraph 3.2.3, to any governmental entity or agency, deliver written notice to Landlord of the same so as to afford Landlord ample opportunity to take over such obligation if Landlord so desires.

            3.2.4 LANDLORD'S RIGHTS. Landlord shall have the right (but not the obligation) to enter upon the Premises as is reasonably necessary in order to cure any non-compliance by Tenant with the terms of this Paragraph 3.2 or any Environmental Laws or any release, discharge, spill, improper use, storage, handling or disposal of Hazardous Materials by Tenant or any other Tenant's Party on, in, at, under, from, or about the Premises, regardless of the quantity of any such release, discharge, spill, improper use, storage, handling or disposal of Hazardous Materials on or about the Premises, the full cost of which shall be deemed to be Rent and shall be due and payable by Tenant to Landlord immediately upon demand.

            3.2.5 DEFAULT; TERMINATION OF LEASE. If any material information provided to Landlord by Tenant in the Environmental Questionnaire, or otherwise relating to information concerning Hazardous Materials is false, incomplete, or misleading in any material respect, the same shall be deemed an Event Of Default by Tenant under this Lease. Landlord shall have the right to terminate the Lease, after delivery of written notice to Tenant and after Tenant has been afforded a reasonable opportunity to cure, in the event that (i) any use of the Premises by Tenant involves the generation or storage, use, treatment or disposal of Hazardous Materials in a manner or for a purpose prohibited by any governmental agency or authority; (ii) Tenant has been required by any lender or governmental authority to take remedial action in connection with Hazardous Materials contaminating the Premises if the contamination resulted from Tenant's action, negligent inaction or use of the Premises; or (ii) Tenant is subject to an enforcement order issued by any governmental authority in connection with the use, disposal or storage of Hazardous Materials on the Premises (unless Tenant is diligently seeking compliance with such enforcement order).

            3.2.6 INDEMNIFICATION. Without limiting in any way Tenant's obligations under any other provision of this Lease, Tenant and its successors and assigns shall indemnify, protect, defend and hold Landlord, Landlord's Advisor and Landlord's Managing Agent, and each of their partners, officers, directors, shareholders, employees, agents, lenders, contractors and each of their respective successors and assigns (collectively, the "LANDLORD INDEMNIFIED PARTIES") harmless from any and all Claims (defined in Paragraph 12.1, below), including, without limitation, damages arising out of the diminution in the value of or loss of use of the Premises (or any portion thereof) and sums paid in settlement of claims, which arise during or after the Term in whole or in part as a result of or related in any manner to the presence or suspected presence of any Hazardous Materials, in, on, at, under, from or about the Premises and/or other adjacent properties due to, caused by or in any manner related to Tenant's or Tenant's Parties' activities or negligent failures to act, on or about the Premises.

            3.2.7 REMEDIATION OBLIGATIONS OF LANDLORD AND TENANT.

                  (A) TENANT'S OBLIGATIONS. In the event any investigation or monitoring of site conditions or any clean-up, containment, restoration, removal or other remedial work (collectively, the "REMEDIAL WORK") is required under any Applicable Law (including, without limitation, any Environmental Law), or by any governmental entity as the result of any Hazardous Materials Activities by Tenant or any other Tenant's Party upon, about, in, at, above or beneath the Premises, Tenant shall, at Tenant's sole cost and expense, perform or cause to be performed the Remedial Work in compliance with all Applicable Laws. All Remedial Work shall be performed by one or more qualified contractors, selected by Tenant and approved in advance in writing by Landlord in Landlord's reasonable discretion. All costs and expenses reasonably incurred by Landlord in connection with such Remedial Work shall be paid by Tenant.

                  (B) LANDLORD'S OBLIGATIONS.

                    (I) To Landlord's Actual Knowledge (defined below), as of the Effective Date, no Hazardous Materials are present in, on, under or about the Premises (or any portion thereof) in violation of Environmental Laws and there has been no release of Hazardous Materials into the Environment from the Premises. As used herein, "LANDLORD'S ACTUAL KNOWLEDGE" shall mean the actual knowledge of Buffi Hendrix (the Landlord's third-party property manager) and Merrill Curtis (the Landlord's third-party asset manager) as of the Effective Date with no duty of inquiry or investigation. Landlord represents that prior to the date of mutual execution of this Lease, it has provided Tenant with a copy of any and all environmental assessments for the Premises in Landlord's possession which are dated within 24 months prior to the Effective Date.

                    (II) Subject to Section 3.2.7(a), above, in the event that during the Term of this Lease, (A) it is determined that there exists in, on, under or about the Premises any Hazardous Materials, (x) which existed in, on, under or about the Premises prior to the Effective Date in a condition requiring remediation under Environmental Laws or (y) which became present in, on, under or about the Premises after the Effective Date as a result of the release of such Hazardous Materials in, on, under or about the Premises by an agent, employee or contractor of Landlord and (B) if (x) a governmental agency having jurisdiction with respect to the presence of Hazardous Materials in, under, on or about the Premises requires remediation of such Hazardous Materials, or (y) the presence of such Hazardous Materials in, on, under or about the Premises unreasonably and materially affects the safety of Tenant's employees or the operation of Tenant's business or creates a significant health hazard for Tenant's employees, then Landlord shall, at Landlord's sole cost and expense and not as an Operating Expense, (1) with reasonable promptness and diligence, commence to investigate the scope of the Hazardous Materials contamination required to be so remediated, (2) prepare a remediation plan therefor consistent with Applicable Laws and (3) abate or remediate such contamination (to the extent required under Applicable Laws) in accordance with all Applicable Laws and perform all other Remedial Work in connection therewith.

                    (III) In the event the existence or the remediation of any Hazardous Materials that Landlord is required to remediate under this Section 3.2.7(b) shall materially and substantially interfere with Tenant's use of the Premises or a material portion thereof for the Agreed Use for a period in excess of the Eligibility Period (and on the condition that Tenant actually does not use the Premises or a substantial portion thereof), Tenant shall be entitled to Rent Abatement in accordance with Paragraph 3.1.4, above. Except as expressly provided otherwise in Section 3.1.4, above, Landlord shall have no form of liability or responsibility for any release into the environment of or contamination from Hazardous Materials to the extent the same results from (A) any act, omission, negligence or misconduct of Tenant or any Tenant's Party or
(B) except with respect to any Hazardous Materials which are required to be remediated by Landlord under Paragraph 3.2.7(b)(ii), above, any act or omission of any third party (i.e., and entity or individual that is not an agent, employee or contractor of Landlord).

       4. TAXES

         4.1 PAYMENT OF REAL PROPERTY TAXES. Landlord shall pay all real property taxes; current installments of any general or special assessments; license fees, commercial rental taxes, in lieu taxes, levies, charges, penalties or similar impositions imposed by any authority having the direct power to tax, and which are to be paid by or are incurred by Landlord, including but not limited to, the following: (a) any tax on or measured by Rent received by Landlord from the Premises or as against Landlord's business of leasing the Premises; (b) any assessment, tax, fee, levy or charge imposed by governmental agencies for such services applicable to the Premises as fire protection, street, sidewalk and road maintenance, transportation, refuse removal and for other governmental services formerly provided without charge to property owners or occupants; and (c) costs of determining, filing, contesting and appealing any such tax, assessment or charge, including accountants', attorneys' and consultants' fees (collectively, "TAXES"); provided, however that Taxes shall not include (i) any income, inheritance, estate or corporate franchise taxes of Landlord or (ii) any assessments incurred by Landlord on a voluntary basis. Taxes shall also include any assessment, tax, fee, levy or charge in substitution, partially or totally, of any assessment, tax, fee, levy or charge previously included within the definition of Taxes. It is hereby acknowledged by Tenant and Landlord that Proposition 13 was adopted by the voters of California in June 1978 and that assessments, taxes, fees, levies and charges may be imposed by governmental agencies for such services as fire protection, street, sidewalk and road maintenance, transportation, refuse removal and other governmental services formerly provided without charge to property owners or occupants. It is the intention of Tenant and Landlord that all such new and increased assessments, taxes, fees, levies and charges, and all similar assessments, taxes, fees, levies and charges be included within the definition of Taxes for purposes of this Lease.

         4.2 LIABILITY FOR ALL PERSONAL PROPERTY TAXES. Tenant shall be liable for all taxes levied or assessed against personal property, furniture, fixtures, Tenant Improvements and Alterations, additions or improvements placed by or for Tenant in or on the Premises (collectively, "TENANT IMPROVEMENT TAXES"). If any such taxes for which Tenant is liable are, (a) levied or assessed against Landlord or Landlord's property and if Landlord elects to pay the same, or (b) if the assessed value of Landlord's property is increased by inclusion of personal property, furniture, fixtures, above-standard Tenant Improvements or alterations, additions or improvements placed by or for Tenant in the Premises, and Landlord elects to pay the Taxes based on such increase, Tenant shall pay to Landlord, immediately upon Landlord's demand therefor, the amount paid by Landlord for such Tenant Improvement Taxes.

         5. LANDLORD'S MAINTENANCE AND REPAIR.

5.1 LANDLORD'S OBLIGATIONS. Landlord shall (a) maintain and repair (or shall cause the performance of maintenance and repair of) the Landlord Repair Items (defined below) in good condition and repair, reasonable wear and tear excepted and (b) shall retain a third party roof inspector to inspect the roof of the Building and report to Landlord thereon. As used herein, the term "LANDLORD REPAIR ITEMS" shall mean only (i) the structural and exterior portions of the Building (including the roof, foundation and the structural soundness of the exterior walls of the Building), (ii) the roof membrane, (iii) painting of the Premises, and (iv) the Shared Fire Pump Station (defined below), and the term "walls" as used herein shall not include windows, glass or plate glass, doors, special store fronts or office entries, unless otherwise specified by Landlord in writing. The cost of all of the foregoing, including the cost of all supplies, equipment, tools and materials, together with utility costs not otherwise charged directly to Tenant, all wages and benefits of employees and independent contractors engaged by Landlord in performing Landlord's maintenance and repair obligations hereunder with respect to the Premises, all expenses for any license, permit and inspection fees required in connection with the operation, maintenance or repair of the Premises, are collectively referred to herein as "LANDLORD'S OPERATIONAL EXPENSES." To the extent that a cost incurred as a Landlord's Operational Expense is for any Permitted Capital Items (or for the painting of the Premises or any portion thereof), the cost thereof shall be amortized in accordance with Paragraph 2.4.3(a), above.

         5.2 PROCEDURE AND LIABILITY. Tenant shall immediately upon becoming aware of same give Landlord written notice of any defect or the need for repair of the items for which Landlord is responsible, after which Landlord shall have reasonable opportunity to repair the same or cure such defect. Landlord's liability with respect to any defects, repairs or maintenance for which Landlord is responsible under any of the provisions of this Lease shall be limited to the cost of such repairs or maintenance or the curing of such defect. If Tenant or Tenant's Parties negligently caused any damage necessitating such repair, then Tenant shall pay to Landlord the cost thereof, immediately upon demand therefor. Except as otherwise specifically provided in this Lease, Landlord shall not be required to furnish any services or facilities or to make any repairs or alterations in, about or to the Premises or any improvements hereafter erected thereon. Except as otherwise set forth in this Lease, Tenant hereby assumes the full and sole responsibility for the condition, operation, repair, replacement, maintenance and management of the Premises and all improvements hereafter erected thereon, and, except as provided otherwise herein, Tenant hereby waives any rights created by any law now or hereafter in force to make repairs to the Premises or improvements hereafter erected thereon at Landlord's expense or to terminate this Lease or offset or abate Rent by reason of any failure of Landlord to make repairs to the Premises. Tenant hereby waives the benefit of California Civil Code Sections 1941 and 1942, and any other statute providing a right to make repairs and deduct the cost thereof from the Rent.

      6. TENANT'S MAINTENANCE AND REPAIR.

         6.1 TENANT'S MAINTENANCE. Tenant shall, at its own cost and expense, keep and maintain all parts of the Premises (except those listed as Landlord's responsibility in Paragraph 5.1 above) in good and sanitary condition, promptly making all necessary repairs and replacements, including but not limited to, windows, glass and plate glass, doors, any special store front or office entry, interior walls and finish work, floors and floor covering, the Building Operating Systems (and any extensions, additions or improvements thereto), dock boards, truck doors, dock bumpers, dock plates, fixtures, termite and pest extermination, and regular removal of trash and debris; provided, however, that the parties hereto agree that Tenant's obligations under this Paragraph 7.1 shall not reduce or excuse Landlord's obligations to deliver the Premises to Tenant in the condition required pursuant to Paragraph 1.3.1, above. Subject to Landlord's obligations under Section 5.1, above, Tenant shall maintain, repair (including renovation, restoration, replacement, and refurbishment) and operate the Premises, including but not limited to, mowing grass and general landscaping, maintenance of parking areas, driveways and alleys, parking lot sweeping, paving and restriping, exterior lighting, pest control and window washing. If Tenant shall fail to perform any maintenance or make any repair for which Tenant is responsible within ten (10) business days following notice from Landlord requiring the same, Landlord and its agents and contractors shall have the right, but not the obligation, to enter upon the Premises and perform such maintenance or repairs, the full cost of which shall be deemed to be Rent and shall be due and payable by Tenant to Landlord immediately upon demand. In the case of emergency, Landlord, its agents and contractors may enter upon the Premises to perform such maintenance or repairs without the necessity of prior notice to Tenant. Tenant shall maintain its trash receptacles at the Premises. Repairs made by Tenant pursuant to this Paragraph 6 shall be made in accordance with all Applicable Laws, including without limitation, the ADA.

         6.2 MAINTENANCE/SERVICE CONTRACTS. Tenant shall, at its sole cost and expense, purchase and keep in full force and effect a regularly scheduled preventive maintenance/service contract with a reputable and qualified maintenance contractor for the servicing and repair of all hot water, heating, ventilation and air conditioning systems ("HVAC SYSTEMS") and equipment within the Premises. The above described maintenance contractors and maintenance contracts must be approved in writing by Landlord or Landlord's Managing Agent (defined below) in advance in their reasonable discretion, and each such service contract shall include all services recommended by the equipment manufacturer within the operation/maintenance manual and shall become effective (and a copy thereof delivered to Landlord and Landlord's Managing Agent) within thirty (30) days following the date Tenant takes possession of the Premises. Tenant shall cause each such maintenance contractor to deliver to Landlord a copy of each and every report and invoice prepared or delivered by each such maintenance contractor.

    7. ALTERATIONS

            Tenant shall make no alterations, additions or improvements (collectively, "ALTERATIONS") to the Premises (including, without limitation, roof and wall penetrations) or any part thereof without obtaining the prior written consent of Landlord in each instance; provided, however, that Landlord's prior consent shall not be required for any Alterations that are interior, cosmetic changes costing less than $25,000 in each instance that do not require issuance of a building permit ("PERMITTED ALTERATIONS"). Such consent may be granted or withheld in Landlord's reasonable discretion, provided, however, that notwithstanding the foregoing, Landlord may withhold its consent in its sole and absolute discretion, to any Alteration that would cause a Design Problem (defined below). Landlord may impose as a condition to such consent such requirements as Landlord, acting consistently with Institutional Owner Practices, may deem necessary or desirable, including, without limitation that:
(a) Landlord shall be furnished with working drawings for Landlord's approval before work commences; (b) Landlord shall reasonably approve the contractor by whom the work is to be performed; (d) Tenant or Tenant's contractor shall obtain adequate course of construction and general liability insurance shall be in place and naming Landlord as an additional insured under the contractor's liability and property insurance policies; (e) Tenant shall comply with Landlord's instructions relating to the manner in which the work is to be performed. Tenant shall reimburse Landlord for all out-of-pocket costs and expenses incurred by Landlord for any architectural or engineering services reasonably required in connection with any Alterations (including, without limitation, Landlord's review of the plans, specifications and budget for purposes of determining whether to grant consent to any proposed Alterations) and, if and to the extent reasonable (taking into account the nature of the Alterations proposed), for out-of-pocket costs incurred for third party supervision of the construction of Alterations. All such alterations, additions or improvements must be performed in a good and workmanlike and first-class manner in compliance with all Applicable Laws and diligently prosecuted to completion. Tenant shall deliver to Landlord, (i) prior to commencement of such work, a copy of the building permit and/or any other required governmental approvals or consents with respect thereto, and, (ii) immediately upon completion of the work, a certificate of occupancy, if applicable. Should Tenant make any alterations without Landlord's prior written consent, or without satisfaction of any of the conditions established by Landlord in conjunction with granting such consent, Landlord shall have the right, in addition to and without limitation of any right or remedy Landlord may have under this Lease, at law or in equity, to require Tenant to remove all or some of the alterations, additions or improvements at Tenant's sole cost and restore the Premises to the same condition as existed prior to undertaking, constructing or installing the alterations, additions or improvements or if Tenant shall fail to do so, Landlord may cause such removal or restoration to be performed at Tenant's expense and the cost thereof shall be Rent to be paid by Tenant to Landlord immediately upon demand. Landlord shall have the right, by notice provided to Tenant at the time it grants its consent to any Alteration (or at any time with respect to any Permitted Alterations) to require Tenant, at Tenant's expense, to remove any and all Alterations and to restore the Premises to its prior condition upon the expiration or sooner termination of this Lease. Tenant shall notify Landlord in writing at least ten (10) business days prior to the commencement of any such work in or about the Premises, and Landlord shall have the right at any time and from time to time to post and maintain notices of non-responsibility in or about the Premises. Upon completion of any Alterations, Tenant agrees to cause a timely Notice of Completion to be recorded in the office of the Recorder of the County of Riverside in accordance with the provisions of Section 3093 of the Civil Code of the State of California or any successor statute, and Tenant shall deliver to the Building management office, within thirty (30) days following completion of the Alterations, a reproducible copy of the "as built" drawings of the Alterations. For purposes of this Lease, a "DESIGN PROBLEM" shall be deemed to exist if any portion of any Alterations:
(i) adversely affects the exterior appearance of the Premises, (ii) adversely affects the Building Operating Systems, (iii) would be reasonably likely to adversely affect the structural soundness of any of the structural elements of the Building, (iv) requires Landlord to provide additional services (above and beyond those normally provided) to the Premises, (iv) could result in a higher frequency of (or more severe) injuries to persons and/or damage to property, (v) fails to comply with any Applicable Laws.

     8. LIENS

                   Tenant shall have no authority, express or implied, to create or place (or allow to be created or placed) any lien or encumbrance of any kind or nature whatsoever upon, or in any manner to bind, the interest of Landlord or Tenant in the Premises or to charge the Rent payable hereunder for any claim in favor of any person dealing with Tenant, including those who may furnish materials or perform labor for any construction or repairs. Tenant shall pay or cause to be paid the full amount of all sums due and payable by it on account of any labor performed or materials furnished in connection with any work performed by Tenant on the Premises, in every case, before such amounts become delinquent. Tenant shall discharge of record by payment, bonding or otherwise any lien filed against the Premises on account of any labor performed or materials furnished in connection with any work performed by Tenant on the Premises immediately upon the filing of any claim of lien. Tenant shall indemnify, defend and hold Landlord harmless from any and all Claims arising out of or related to asserted claims or liens against the leasehold estate or against the right, title and interest of Landlord in the Premises or this Lease arising from or relating any act or agreement of Tenant or any of the Tenant's Parties. Tenant agrees to give Landlord immediate written notice of the placing of any lien or encumbrance against the Premises or Tenant's leasehold estate. Landlord shall have the right, at Landlord's option, of paying and discharging the same or any portion thereof without inquiry as to the validity thereof, and any amounts so paid, including expenses and any late charges, shall be Rent immediately due and payable to Landlord by Tenant upon delivery of a bill therefor.

     9. SIGNS

         9.1 LANDLORD'S SIGNAGE PROGRAM. Tenant shall abide by the terms of Landlord's signage program attached hereto as EXHIBIT D and incorporated herein. Upon vacation of the Premises or the removal or alteration of its sign for any reason, Tenant shall be responsible, at its sole cost and expense, for the maintenance, repair, restoration, painting and/or replacement of the structure to which signs are attached to its original condition, reasonable wear and tear excepted. If Tenant fails to perform such work, Landlord may cause the same to be performed, and the cost thereof shall be Rent immediately due and payable by Tenant to Landlord upon delivery of a bill therefor. Attached hereto as EXHIBIT D-2 is a rendering showing Tenant's proposed signage (location, size, configuration, content) which Landlord hereby approves. Tenant's corporate colors and logo are hereby approved by Landlord.

         9.2 CRITERIA. Tenant shall not erect or install any signs, window or door lettering, placards, decorations or advertising media of any type which are visible from the exterior of the Premises (a) unless the same comply with all applicable laws and sign ordinances and (b) without the prior written consent of Landlord, which consent shall not be withheld except to the extent that any proposed sign constitutes an Objectionable Sign (defined below). All signs shall be in compliance with all Applicable Laws and all covenants, conditions and restrictions relating to the Premises, and no sign shall constitute an Objectionable Sign. All signs shall be maintained by Tenant (at Tenant's sole cost and expense) in a good and first class condition and in proper operating order at all times. As used herein, an "OBJECTIONABLE SIGN" shall mean and include any signs, window or door lettering, placards, decorations or advertising media of any type which are visible from the exterior of the Premises and which includes a name or logo which relates to an entity which is of a character or reputation, or is associated with a political faction or orientation, that is reasonably objectionable to Landlord acting consistently with Institutional Owner Practices.

     10. UTILITIES

                   Tenant shall pay for all water, gas, heat, light, telephone, sewer and sprinkler charges and for other utilities and services used on or from the Premises, together with any taxes, penalties, surcharges or the like pertaining thereto and any maintenance charges for utilities (in every case, before such amounts become delinquent), and shall furnish all electric light bulbs and tubes to the Premises; provided, however, that Landlord shall retain a third party contractor who shall maintain and service the fire pumping station (the "SHARED FIRE PUMP STATION") which services the Building and another building owned by Landlord and Tenant shall, within ten (10) days following receipt of Landlord's written demand therefor together with reasonable supporting documentation, reimburse Landlord for fifty percent (50%) of the costs incurred by Landlord in connection with such maintenance and servicing of such Shared Fire Pumping Station in accordance with Paragraph 5.1, above. Landlord shall in no event be liable for any damages directly or indirectly resulting from or arising out of the interruption or failure of utility services on the Premises. Tenant shall have no right to terminate this Lease nor shall Tenant be entitled to any abatement in Rent as a result of any such interruption or failure of utility services except as set forth in Paragraph 3.1.4. No such interruption or failure of utility services shall be deemed to constitute a constructive eviction of Tenant.

     11. FIRE AND CASUALTY DAMAGE

         11.1 NOTICE OF DESTRUCTION. If the Premises are damaged or destroyed by fire, earthquake or other casualty (a "CASUALTY"), Tenant shall give immediate written notice thereof to Landlord.

         11.2 LOSS COVERED BY INSURANCE. If at any time prior to the expiration or termination of this Lease, the Premises are wholly or partially damaged or destroyed and the cost to complete the appropriate restoration and repair the Premises exceeds the amount of insurance proceeds available to Landlord in connection with such Casualty by an amount in excess of $75,000.00 (the "LANDLORD CONTRIBUTION LIMIT") or if Tenant agrees in writing to fund the amount in excess of the Landlord Contribution Limit that is required to complete the appropriate restoration and repair, then:

         11.2.1 If all restoration and repair to the Premises can, in Landlord's judgment, be completed within one hundred eighty (180) days following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, Landlord shall, at Landlord's expense (provided Landlord can obtain all necessary governmental permits and approvals therefor at reasonable cost and on reasonable conditions), repair the same, and this Lease shall remain in full force and effect and a proportionate reduction of Rent shall be allowed Tenant for such portion of the Premises as shall be rendered inaccessible or unusable to Tenant during the period of time that such portion is unusable or inaccessible.

         11.2.2 If all restoration and repairs to the Premises cannot, in Landlord's judgment, be completed within one hundred eighty (180) days following the date of notice to Landlord of such damage or destruction without the payment of overtime or other premiums, Landlord may, at Landlord's sole and absolute option, by written notice to Tenant given within sixty (60) days after notice to Landlord of the occurrence of such damage or destruction, (i) elect to repair such damage or destruction at Landlord's expense (provided Landlord can obtain all necessary governmental permits and approvals therefor at reasonable cost and on reasonable conditions), and in such event, this Lease shall continue in full force and effect but the Rent shall be proportionately reduced as provided in Paragraph 11.2.1 or (ii) elect to terminate this Lease or (b) if such damage renders the Premises or a material portion thereof, totally or partially inaccessible or unusable by Tenant in the ordinary conduct of Tenant's business, Tenant may by written notice to Landlord given within sixty (60) days of the occurrence of such damage or destruction, elect to Terminate this Lease.

         11.3 LOSS NOT COVERED BY INSURANCE. If, at any time prior to the expiration or termination of this Lease, the Premises are totally or partially damaged or destroyed and the cost to complete the appropriate restoration and repair of the Premises exceeds the insurance proceeds available to Landlord in connection with such Casualty by an amount in excess of the Landlord Contribution Limit, then unless Tenant shall agree in writing to fund the amount in excess of the Landlord Contribution Limit that is required to complete the appropriate restoration and repair of the Premises, Landlord may, at its option, upon written notice to Tenant within sixty (60) days after notice to Landlord of the occurrence of such damage or destruction, (i) elect to repair such damage or destruction at Landlord's expense (provided Landlord can obtain all necessary governmental permits and approvals therefor at reasonable cost and on reasonable conditions), and in such event, this Lease shall continue in full force and effect but the Rent shall be proportionately reduced as provided in Paragraph
11.2.1 or (ii) elect to terminate this Lease. If Landlord elects to repair or restore such damage or destruction, this Lease shall continue in full force and effect, but the Rent shall be proportionately reduced as provided in Paragraph
11.2.1. If Landlord elects to terminate this Lease under this Paragraph 11.3, such termination shall be effective as of the date of the occurrence of such damage or destruction. For purposes of this Paragraph 11.3 (and Paragraph 11.2) in the event that any Holder of any Security Document (as such terms are defined in Paragraph 21.1, below) requires that any insurance proceeds with respect to any Casualty be applied to the outstanding balance of the obligation secured by such Security Document (and such requirement by such Holder is permitted under then Applicable Laws and under the applicable Security Document), such insurance proceeds shall not be "available to Landlord".

         11.4 TENANT'S TERMINATION OPTION; DESTRUCTION NEAR END OF TERM. If, at any time prior to the expiration or termination of this Lease, the Premises are totally or partially damaged or destroyed, such damage or destruction renders the Premises or a material portion thereof, totally or partially inaccessible or unusable by Tenant for the Agreed Use, and if all appropriate restoration and repairs to the Premises cannot, in Landlord's judgment, be completed within one hundred eighty (180) days following the date of notice to Landlord of such damage, Tenant may by written notice to Landlord given at any time prior to the earlier of the date on which Landlord delivers notice to Tenant that Landlord is electing to restore and repair the Premises or the date on which Landlord commences to restore and repair the damage to the Premises, elect to Terminate this Lease. If the Premises are wholly or partially damaged or destroyed within the final six (6) months of the Term and Tenant has not exercised its Extension Option, either Tenant or Landlord may, at its option, elect to terminate this Lease upon written notice given to the other within thirty (30) days following such damage or destruction.

         11.5 If Tenant or Landlord elects to terminate this Lease under this Paragraph 11, such termination shall be effective as of the date of the occurrence of such damage or destruction

         11.6 DESTRUCTION OF IMPROVEMENTS AND PERSONAL PROPERTY. In the event of any damage to or destruction of the Premises, under no circumstances shall Landlord be required to repair, replace or compensate Tenant, Tenant's Parties or any other person for the repair, restoration or replacement of (a) any and all trade fixtures, machinery and equipment, telecommunications equipment, data cabling, movable partitions, furniture and items of personal property owned by Tenant, any of the Tenant's Parties or any other person located in, on or about the Premises (collectively, the "TENANT'S PERSONAL PROPERTY"), or (b) any and all Alterations or Tenant Improvements (collectively, the "LEASEHOLD IMPROVEMENTS"), additions or improvements installed in the Premises by or on behalf of Tenant, and unless this Lease shall be terminated by Landlord or Tenant under Paragraph 11.2.2, Paragraph 11.3 or Paragraph 11.4, above, Tenant shall promptly repair and replace all such Tenant's Personal Property and Leasehold Improvements at Tenant's sole cost and expense.

         11.7 EXCLUSIVE REMEDY. The provisions of this Paragraph 11 shall constitute Tenant's sole and exclusive remedy in the event of damage or destruction to the Premises, and Tenant waives and releases all statutory rights and remedies in favor of Tenant in the event of damage or destruction, including without limitation those available under California Civil Code Sections 1932 and 1933(4). No damages, compensation or claim shall be payable by Landlord for any inconvenience, any interruption or cessation of Tenant's business, or any annoyance, arising from any damage or destruction of all or any portion of the Premises.

      12. INDEMNITY AND INSURANCE

         12.1 WAIVER AND INDEMNITY.

            12.1.1 TENANT'S WAIVER AND INDEMNITY. Except to the extent caused by the negligence or willful misconduct of Landlord or its agents, employees or contractors, Tenant hereby assumes all risk of damage to property or injury to persons in, upon or about the Premises and releases and waives all claims and causes of action against all Landlord Indemnified Parties for any damage to persons or property (including, without limitation, loss of profits and intangible property) in any way relating to Tenant's use and occupancy of the Premises, including, without limitation, as a result of the buildings and improvements located in the Premises becoming out of repair, the leakage of gas, oil, water, steam or electricity emanating from their usual conduits, or the performance by Landlord or Landlord's contractors, employees or agents of the Landlord's Work or any other work. Tenant shall indemnify, protect, defend and hold the Landlord Indemnified Parties harmless from and against any and all claims, judgments, damages, liabilities, losses, sums paid in settlement of claims, costs and expenses (including, but not limited to, reasonable attorneys' fees and litigation costs), obligations, liens and causes of action, whether threatened or actual, direct or indirect (collectively, "CLAIMS"), which arise out of, are occasioned by or which are in any way attributable to or related to
(a) any cause in or on the Premises during the Early Occupancy Period, the Term or any holdover period (but only to the extent covered by the insurance policies Tenant is required to carry pursuant to the provisions of Paragraph 12.3, below), (b) any negligent acts or omissions or willful misconduct of Tenant or Tenant's Parties, in, on or about the Premises during the Early Occupancy Period, the Term, or any holdover period or (c) Tenant's actions under Paragraph 1.3.1(b), above; provided, however, that Tenant's indemnity of the Landlord Indemnified Parties pursuant to this Paragraph 12.1 shall not in any event apply to any Claims arising out of any negligence or willful misconduct of Landlord or any of its agents, employees or contractors. Notwithstanding and in addition to the foregoing, because Tenant must carry insurance pursuant to Paragraph 12.3.2, below, to cover the Tenant's Personal Property and the Leasehold Improvements within the Premises, Tenant hereby agrees to protect, defend, indemnify and hold Landlord harmless from any Claims with respect to any such property, to the extent such Claims are covered by the type of insurance required to be carried by Tenant pursuant to Paragraph 12,3.2 even if resulting from the negligence or willful misconduct of Landlord or any of its agents, employees or contractors.

            12.1.2 LANDLORD'S INDEMNITY. Landlord shall indemnify, protect, defend and hold the Tenant Indemnified Parties harmless from and against any and all Claims which arise out of, are occasioned by or which are in any way attributable to or related to any negligent acts or omissions or willful misconduct of the Landlord or any of its agents, employees or contractors in, on, or about the Premises during the Early Occupancy Period, the Term, or any holdover period (subject to the provisions of the last sentence of Paragraph 12.1.1, above); provided, however, that, except as set forth below, the terms of the foregoing indemnity shall not apply to the extent such Claims arise from the negligent acts or willful misconduct of Tenant or any other Tenant's Party. Notwithstanding and in addition to the foregoing, because pursuant to the provisions of Paragraph 12.2, below, Landlord is required to maintain property damage insurance on the Base Building (defined below), Landlord hereby agrees to protect, defend, indemnify and hold Tenant harmless from any Claims with respect to the Base Building (defined below) to the extent such Claims are covered by Landlord's property damage insurance, even if resulting from the negligent acts or willful misconduct of the Tenant or any other Tenant's Party.

            12.2 LANDLORD'S INSURANCE. Landlord shall maintain insurance covering the Base Building and Landlord's ownership and operation thereof in such types and amounts as it deems necessary or desirable, which may include, without limitation, liability, property damage and/or loss of rental income coverage; provided, however, that the types and amounts of insurance coverage carried by Landlord with respect to the Base Building shall, in all cases, be consistent with Institutional Owner Practices. Such insurance shall be for the sole benefit of Landlord and under its sole control. The premiums for any such insurance shall be included in Operating Expenses. As used herein, the "BASE BUILDING" shall mean only the Building Shell and Core and the Building Operating Systems. The "BUILDING SHELL AND CORE" shall include only the structural portions of the Building and Premises, including the foundation, floor/ceiling slabs, roof, curtain wall, exterior glass and mullions, columns, beams, shafts, stairs, parking areas, landscaping, fountains, and men's and women's washrooms located in the office portion of the Building (but shall not include any men's and women's washrooms located in the office portion of the Building).

            12.3 TENANT'S INSURANCE OBLIGATIONS. Tenant agrees that at all times from and after the date Tenant is given access to the Premises for any reason, Tenant shall carry and maintain, at its sole cost and expense, the following types, amounts and forms of insurance:

            12.3.1 GENERAL LIABILITY INSURANCE; AUTOMOBILE INSURANCE. A broad form comprehensive general liability or commercial general liability policy covering property damage, personal injury, advertising injury and bodily injury, and including blanket contractual liability coverage for obligations under this Lease, covering the Premises in an amount of not less than the amount per occurrence specified in ITEM 15 of the Basic Lease Provisions, and an automobile insurance policy covering owned, hired and non-owned vehicles used by Tenant or any of the Tenant's Parties in an amount of not less than the amount per occurrence specified in ITEM 15 of the Basic Lease Provisions. Such policy shall be in the occurrence form with a per location general aggregate, and (if Tenant assigns this Lease to a non-Affiliate) shall not include deductibles in excess of commercially reasonable amounts. Tenant shall pay any deductibles. The amounts of such insurance required hereunder shall be subject to adjustment from time to time as required by Landlord based the amounts of such insurance generally required at such time for comparable tenants, premises and buildings in the general geographical location of the Building or the requirements of the Holder of any Security Document.

            12.3.2 PROPERTY INSURANCE. A policy or policies, including the Boiler and Machinery Perils and the Special Causes of Loss form of coverage ("ALL RISKS"), including vandalism and malicious mischief, theft, sprinkler leakage (including earthquake sprinkler leakage) and water damage coverage in an amount equal to the full replacement value, new without deduction for depreciation, on an agreed amount basis (no co-insurance requirement), of all of the Tenant's Personal Property located in the Premises and all Leasehold Improvements located in the Premises. Such insurance shall also include business interruption and extra expense coverage for Tenant's operations and debris removal coverage for removal of property of Tenant and Tenant's Parties which may be damaged within the Premises, and (if Tenant assigns this Lease to a non-Affiliate) shall not include deductibles in excess of commercially reasonable amounts. Tenant shall pay any deductibles under Tenant's insurance policies.

            12.3.3 BUSINESS INTERRUPTION INSURANCE. At all times during the Term of this Lease, Tenant shall procure and maintain business interruption insurance in such amount as will reimburse Tenant for direct or indirect loss of earnings attributable to all perils insured against in Paragraph 12.3.2 for a period of not less than twelve (12) months.

            12.3.4 WORKERS' COMPENSATION INSURANCE. Workers' compensation insurance, including employers' liability coverage, shall comply with applicable California law. Such insurance shall include a waiver of subrogation in favor of Landlord, if available.

         12.4 EVIDENCE OF COVERAGE. All of the policies required to be obtained by Tenant pursuant to Paragraph 12.3 shall be with companies and in form satisfactory to Landlord. Each insurance company providing coverage shall have a current Best's Rating of "A-XII" or better. Upon notice from Landlord, Tenant shall add Landlord, L&B Realty Advisors, Inc. ("LANDLORD'S ADVISOR"), and any management agent from time to time designated by Landlord ("LANDLORD'S MANAGING AGENT") and any lender of Landlord as additional insureds and shall provide that any coverage to additional insureds shall be primary (such that when any policy issued to Landlord provides duplicate coverage or is similar in coverage, Landlord's policy will be excess over Tenant's policies). Tenant shall provide Landlord or Landlord's Managing Agent, if any, with certificates and copies of endorsements of insurance acceptable to Landlord issued by each of the insurance companies issuing any of the policies required pursuant to the provisions of Paragraph 12.3, and said certificates and endorsements shall provide that the insurance issued thereunder shall not be altered, canceled or non-renewed until after thirty (30) days' written notice of such pending alteration, cancellation or non-renewal (10 days for nonpayment of premiums) is provided to Landlord. "Claims made" policies shall not be permitted. Each policy shall permit the waiver of subrogation in Paragraph 12.5 below. Evidence of insurance coverage shall be furnished to Landlord prior to Tenant's possession of the Premises and thereafter not fewer than fifteen (15) days prior to the expiration date of any required policy. Tenant may satisfy its insurance obligations hereunder by carrying such insurance under a so-called blanket policy or policies of insurance which are acceptable to Landlord. If Tenant fails to obtain any insurance required hereby or provide evidence thereof to Landlord, Landlord may, but shall not be obligated to, and Tenant hereby appoints Landlord as its agent to, procure such insurance and bill the cost of the insurance (plus the amount of any other costs incurred by Landlord in obtaining such insurance) to Tenant. Tenant shall pay such costs to Landlord as Rent with the next monthly payment of Base Rent.

         12.5 WAIVER OF SUBROGATION. Each of Landlord and Tenant waives any and all rights of recovery against the other for or arising out of or relating to damage to or destruction or loss of any property to the extent that such property damage or destruction or loss is of a type that is covered by the property damage insurance that is required to carry under this Paragraph 12 by Landlord or Tenant, as applicable, and in the event of any such damage to or destruction or loss of property, each party shall look solely to, and seek recovery only from, its property damage insurance carriers.

      13. LANDLORD'S RIGHT OF ACCESS

                   Tenant shall permit Landlord and its employees and agents, at their expense, at reasonable times upon not less than twenty-four hours advance notice (and at any time and without notice in case of emergency): (a) to enter into and upon the Premises to inspect them, to protect the Landlord's interest therein, or to post notices of non-responsibility, (b) to take all necessary materials and equipment into the Premises, and perform necessary work therein, and (c) to perform periodic environmental audits, inspections, investigations, testing and sampling of the Premises, and to review and copy any relevant non-confidential documents, materials, data, inventories, financial data, notices or correspondence to or from private parties or governmental authorities in connection therewith. Landlord shall, in connection with any entry into the Premises, give notice as provided above and employ commercially reasonable efforts to minimize any disturbance of Tenant's conduct of its business from the Premises. Landlord may at any time, place on or about the Premises any ordinary "for sale" and, during the last six (6) months of the Term (unless Tenant exercises its renewal option), "for lease" signs. Tenant shall also permit Landlord and its employees and agents, upon request, to enter the Premises or any part thereof, at reasonable times during normal business hours, to show the Premises to any fee owners, lessors of superior leases, holders of encumbrances on the interest of Landlord under the Lease, or prospective purchasers, or mortgagees. During the period of six (6) months prior to the expiration date of this Lease (unless Tenant exercises a renewal option), Landlord may exhibit the Premises to prospective tenants. Except as provided otherwise in Paragraph 3.1.4, above, no entry into the Premises by Landlord under this Paragraph 13 shall cause or permit any abatement of Rent by Tenant for any reason or constitute or be deemed to constitute a constructive eviction.

      14. ASSIGNMENT AND SUBLETTING

         14.1 LANDLORD'S CONSENT.

            14.1.1 Tenant shall not, either involuntarily or voluntarily or by operation of law or otherwise, assign, mortgage, pledge, hypothecate, encumber or permit any lien to attach to, or transfer this Lease or any interest herein, or sublet the Premises or any part thereof, or permit the Premises to be occupied by anyone other than Tenant or Tenant's employees (each a "TRANSFER" and any person or entity to whom a Transfer is made or sought to be made is referred to herein as a "TRANSFEREE"), except with the prior written consent of Landlord, which consent shall not be unreasonably withheld or delayed; provided, however, that the parties hereto agree that it shall be reasonable for Landlord to withhold its consent for, without limitation, the following reasons: (a) Tenant is in default of this Lease; (b) the Transferee is not willing to assume in writing all of Tenant's obligations hereunder as are applicable to the space (the "SUBJECT SPACE") that is the subject of the proposed Transfer; (c) the Transferee has a financial condition which is reasonably unsatisfactory to Landlord or Landlord's mortgagee; (d) the Premises will be used for purposes different than the Agreed Use or for a purpose that is prohibited by any Applicable Laws; (e) the proposed Transferee has been required by a prior landlord, lender or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property where the contamination resulted from such party's acts or omissions, or the proposed Transferee is or has been subject to an enforcement order issued by any governmental agency in connection with any violation of Environmental Laws or release of Hazardous Materials into the environment; or (f) the assignee or subtenant requires extensive alterations to the Premises.

            14.1.2 Notwithstanding anything to the contrary in this Article 14, Landlord's consent shall not be required for (a) an assignment of all of Tenant's interest under this Lease to a Successor (defined below) or to Original Tenant's corporate parent or (b) a sublease by Tenant of all or any portion of the Premises to an Affiliate of Tenant (a "PERMITTED TRANSFER"), but only on the condition that, (i) any such Permitted Transfer is not a subterfuge by Tenant to avoid its obligations under this Lease; (ii) Tenant shall give Landlord at least thirty (30) days prior notice of any such Permitted Transfer, (iii) Original Tenant (and any Successors and/or other assignees) shall remain primarily liable for all of the obligations to be performed by the Tenant under this Lease, and
(iv) in the event of an assignment of this Lease to a Successor or Tenant's corporate parent, such Successor or corporate parent, as applicable, shall assume all accrued and prospective obligations and liabilities of Tenant under this Lease in a writing reasonably satisfactory to Landlord and there shall be no adverse effect on the creditworthiness of the Tenant under the Lease. A "SUCCESSOR" means any entity that acquires in a single transaction or in a series of related transactions (by merger, combination, consolidation, transfer of assets or otherwise) this Lease and all or substantially all of the other property and assets of Original Tenant (or a prior Successor), or with which, or into which Original Tenant (or a prior Successor) is merged, combined, reorganized or consolidated or which acquires Original Tenant (or a prior Successor) and which assumes by written instrument all of Tenant's liabilities and obligations under this Lease. An "AFFILIATE" means, , as to any designated person or entity, any other person or entity which controls, is controlled by or is under common control with, such designated person or entity (and, as used in this Paragraph 14.1.2, "control" means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a person or entity, or ownership of any sort, whether through the ownership of voting securities, by contract or otherwise).

            14.2 FEES. With respect to each Transfer proposed to be consummated by Tenant, whether or not Landlord shall grant consent, Tenant shall, immediately upon demand therefor, pay to Landlord as Rent hereunder, all of Landlord's review and reasonable processing fees, and costs, as well as any good faith professional, attorneys', accountants', engineers' or other consultants' fees (collectively, "REVIEW EXPENSES") incurred by Landlord relating to such proposed Transfer; provided, however, that in no event shall such Review Expenses exceed $2,500 for a Transfer in the ordinary course of business; provided, further, however, that the above dollar limitation shall not apply to any Transfer with respect to which Tenant or the prospective Transferee shall request documentation in addition to, or material modification of, Landlord's commercially reasonable form of "Consent to Sublease" or "Assignment and Assumption of Lease and Consent" for granting such consent.

         14.3 NOTICE TO LANDLORD; LANDLORD'S RECAPTURE RIGHT.

            14.3.1 If Tenant desires to Transfer this Lease or any interest herein, then at least fifteen (15) business days (but no more than one hundred eighty (180) days) prior to the proposed effective date of the proposed Transfer, Tenant shall submit to Landlord a written request (a "TRANSFER NOTICE") for Landlord's consent, which Transfer Notice shall include: (a) the name and address of the proposed Transferee, (b) a description of the Subject Space, (c) the base rent and all other compensation to be paid to Tenant in connection with the proposed Transfer, (d) a description of the Transferee's proposed use of the Subject Space, (e) the proposed effective date of the Transfer, (f) a description of any terms of the proposed Transfer which differ from the provisions of this Lease and (g) such other information concerning such proposed Transfer and Transferee as Landlord (acting consistently with Institutional Owner Practices) may require.

            14.3.2 In the event that Tenant delivers a Transfer Notice with respect to any Transfer for (a) a Subject Space containing substantially all of the rentable area contained within the Premises for (b) a term that includes substantially all of the then remaining portion of the Term (not including any unexercised Option Terms, with the parties hereto agreeing that any Transfer for a term that is scheduled to expire at any time during the last three (3) months of the Term (not including any unexercised Option Terms) shall be deemed to be for substantially all of the then remaining portion of the Term), then at any time within fifteen (15) business days after Landlord's receipt of all (but not less than all) of the information and documents described in Paragraph 14.3.1, above, Landlord may, at its option, in the exercise of its sole and absolute discretion, by written notice to Tenant, elect to: (i) sublease the Premises or the portion thereof proposed to be Transferred by Tenant upon the same terms as those offered to the proposed subtenant; (ii) take an assignment of this Lease upon the same terms as those offered to the proposed assignee in the proposed Transfer; or (iii) terminate this Lease.

         14.4 BONUS RENT. If any interest in this Lease is assigned or all or any portion of the Premises is subleased, Landlord shall receive fifty percent (50%) of all of the Bonus Rent (defined below) to be realized from such assignment or subletting. The "BONUS RENT" shall mean any lump sum payment or other value received by Tenant, plus any base rent, percentage rent or periodic compensation received by Tenant from or for the benefit of an assignee or sublessee in excess of (a) all amounts owed for Rent and other charges pursuant to this Lease, which amounts shall be recovered in full prior to any profit sharing, and (b) all reasonable commissions and fees paid to any real estate broker or finder who is unaffiliated with Tenant in connection with the assignment or subletting, which amounts shall be recovered in full prior to any profit sharing; and (c) any free rent, abated rent, tenant improvement or demising costs, legal fees and all other reasonable costs of the transaction. If a portion of the Premises is subleased, the amount in clause (a) shall be prorated based on the portion of the Premises' rentable area to be subleased. The Bonus Rent shall be paid by Tenant to Landlord as Rent immediately upon Tenant's receipt of each payment from its assignee or sublessee.

         14.5 CONTINUING TENANT OBLIGATIONS. No subleasing or assignment shall relieve Tenant from liability for payment of all forms of Rent and other charges herein provided or from Tenant's obligations to keep and be bound by the terms, conditions and covenants of this Lease.

         14.6 WAIVER, DEFAULT AND CONSENT. The acceptance of Rent from any other person shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to a Transfer of the Premises or any portion thereof. Any attempted Transfer without the Landlord's prior written consent shall, at Landlord's election, be null void and of no force or effect and shall constitute an Event Of Default under this Lease. Consent to any Transfer shall not be deemed a consent to any future Transfer.

         14.7 RESTRUCTURING OF BUSINESS ORGANIZATIONS. For purposes of this Lease, each of the following shall constitute an assignment which shall be subject to the provisions of this Paragraph 14: if Tenant assigns this lease to a corporation or other entity whose stock or other equity interests are not publicly held and not traded through an exchange or over the counter, (i) the dissolution, merger, consolidation or other reorganization of such entity, the sale or other transfer of more than an aggregate of fifty percent (50%) of the voting shares or other interests of or in such entity (other than to immediate family members by reason of gift or death), within a twelve (12) month period, or (ii) the sale, mortgage, hypothecation or pledge of more than an aggregate of fifty percent (50%) of the value of the unencumbered assets of such entity within a twelve (12) month period.

         14.8 ASSIGNMENT OF SUBLEASE RENT. Tenant immediately and irrevocably assigns to Landlord, as security for Tenant's obligations under this Lease, all rents from any subletting of all or any part of the Premises, and Landlord, as assignee and as attorney-in-fact for Tenant for purposes hereof, or a receiver for Tenant appointed on Landlord's application, may collect such rents and apply same toward Tenant's obligations under this Lease; provided, however, that until the occurrence of an Event Of Default by Tenant, Tenant shall have the right and license to collect such rents.

         14.9 ASSIGNMENT IN BANKRUPTCY. If this Lease is assigned to any person or entity pursuant to the provisions of the United States Bankruptcy Code, 11 U.S.C. 101 et seq., or such similar laws or amendments thereto which may be enacted from time to time (the "BANKRUPTCY CODE"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid or delivered to Landlord.

         14.10 ASSUMPTION OF OBLIGATIONS. Any person or entity to which this Lease is assigned pursuant to the provisions of the Bankruptcy Code shall be deemed, without further act or deed, to have assumed all of the obligations arising under this Lease on and after the date of such assignment. Any such assignee shall upon demand execute and deliver to Landlord an instrument confirming such assumption.

      15. CONDEMNATION

         15.1 TOTAL TAKING. If the whole or any substantial part of the Premises shall be taken or damaged because of the exercise of the power of eminent domain, whether by condemnation proceedings or otherwise, including acts or omissions constituting inverse condemnation, or any transfer of the Premises or portion thereof in avoidance of the exercise of the power of eminent domain (collectively, a "TAKING"), and the Taking would prevent or materially interfere with the use of the Premises by Tenant for the Agreed Use for a period in excess of one hundred eighty (180) days, this Lease shall terminate effective when the physical Taking of the Premises shall occur.

         15.2 PARTIAL TAKING. If part of the Premises shall be subject to a Taking and this Lease is not terminated as provided in the Paragraph 15.1 above, this Lease shall not terminate but the Rent payable hereunder during the unexpired portion of this Lease shall be reduced in proportion to the area of the Premises rendered unusable by Tenant.

         15.3 CONDEMNATION AWARD. The entire award or compensation for any Taking of the Premises, or any part thereof, or for diminution in value, shall be the property of Landlord, and Tenant hereby assigns its interest in any such award to Landlord; provided, however, Landlord shall have no interest in any separate award made to Tenant for loss of business, for relocation purposes, or for the taking of Tenant's Personal Property.

         15.4 EXCLUSIVE REMEDY. This Paragraph 15 shall be Tenant's sole and exclusive remedy in the event of any Taking. Each party hereby waives the provisions of Sections 1265.130 and 1265.150 of the California Code of Civil Procedure and the provisions of any successor or other law of like import.

      16. SURRENDER AND HOLDING OVER

         16.1 SURRENDER. Upon the expiration or sooner termination of this Lease, Tenant shall surrender the Premises in as good condition as when received, reasonable wear and tear excepted, broom clean and free of trash and rubbish, and free from all tenancies or occupancies by any person. Tenant shall remove all of Tenant's Personal Property from the Premises prior to the expiration or earlier termination of this Lease and shall, at its own cost, completely repair any and all damage to the Premises and the Building resulting from or caused by such removal by Tenant of Tenant's Personal Property.. All of the Leasehold Improvements or other alterations, additions and improvements to the Premises (including, without limitation, all wall coverings, floor coverings, built-in cabinets, paneling and the like) shall become the property of Landlord and remain on the Premises at the end of the Term, unless Landlord shall, by written notice given to Tenant (which, except with respect to any Permitted Alterations, shall be delivered at the time Landlord grants its consent to such Alterations), require Tenant to remove some or all of such Leasehold Improvements, in which event Tenant shall promptly remove prior to the date of such expiration or termination the Leasehold Improvements designated by Landlord to be so removed and shall promptly restore, patch and repair any resulting damage, all at Tenant's sole expense.

         16.2 HOLDING OVER. If Landlord agrees in writing that Tenant may hold over after the expiration or earlier termination of this Lease, unless the parties hereto otherwise agree in writing as to the terms of such holding over, the holdover tenancy shall be subject to termination by Landlord or Tenant at any time upon not less than thirty (30) days' prior written notice. If Tenant holds over without the consent of Landlord, the same shall be a tenancy at sufferance only, which shall be terminable by Landlord at any time and (a) if Tenant shall fail to surrender and deliver to Landlord possession of the Premises in accordance with the terms of this Lease on or before the date on which this Lease shall terminate or expire, Tenant shall be liable to Landlord for any and all actual damages incurred by Landlord (and shall reimburse Landlord for all of Landlord's actual costs and expenses (including, without limitation, for attorney's fees) in connection with Tenant's failure to surrender the Premises in accordance with the terms of this Lease on or before the date on which this Lease shall terminate or expire, and (b) if Tenant shall fail to surrender and deliver to Landlord possession of the Premises in accordance with the terms of this Lease on or before the date that is ninety
(90) days following the termination or expiration of this Lease, Tenant shall additionally indemnify, defend and hold Landlord harmless from and against any and all Claims, including, without limitation, all lost profits and other consequential damages, attorneys' fees, consultants' fees and court costs incurred or suffered by or asserted against Landlord by reason of Tenant's failure to surrender the Premises on or before the date that is ninety (90) days following the termination or expiration of this Lease. All of the other terms and provisions of this Lease shall be applicable during any holdover period, with or without consent, except that Tenant shall pay to Landlord from time to time upon demand, as Rent for the period of any holdover without Landlord's consent, an amount equal to one hundred fifty percent (150%) of the then applicable Base Rent plus one hundred percent (100%) of all Additional Rent in effect on the termination date, computed on a daily basis for each day of the holdover period. Except to the extent expressly provided in the first sentence of this Paragraph 16.2, no holding over by Tenant, whether with or without consent of Landlord, shall operate to extend this Lease. The preceding provisions of this Paragraph 16.2 shall not be construed as Landlord's consent to any holding over by Tenant.

     17. QUIET ENJOYMENT

                  Provided that Tenant performs all of its obligations hereunder, Tenant shall peaceably and quietly have, hold and enjoy the Premises for the Term without hindrance or molestation from Landlord, subject to the all of the terms and provisions of this Lease, any ground lease, any mortgage or deed of trust now or hereafter encumbering the Premises, and all matters of record.

     18. EVENTS OF DEFAULT.

                  The occurrence of any of the following events shall be deemed to constitute a material default and breach of this Lease by Tenant (an "EVENT OF DEFAULT"):

         18.1 FAILURE TO PAY RENT. Tenant shall fail to pay any installment of the Rent herein reserved or any other payment or reimbursement to Landlord required herein within five (5) days after notice that the same is due.

         18.2 INSOLVENCY. Tenant or any guarantor of Tenant's obligations hereunder (if any) shall generally not pay its debts as they become due or shall admit in writing the inability to pay its debts or shall make a general assignment for the benefit of creditors.

         18.3 APPOINTMENT OF RECEIVER. A receiver or trustee (or similar official) shall be appointed for all or substantially all of the assets of Tenant.

         18.4 BANKRUPTCY. The filing of any voluntary petition by Tenant under the Bankruptcy Code, or the filing of an involuntary petition by Tenant's creditors, which involuntary petition remains undischarged for a period of ninety (90) days.

         18.5 ATTACHMENT. The attachment, execution or other judicial seizure or non-judicial seizure of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease or the Premises, if such attachment or other seizure remains undismissed or undischarged for a period of fifteen (15) business days after the levy thereof.

         18.6 VACATION OF PREMISES. Tenant shall vacate or abandon all or a substantial portion of the Premises, while Tenant is in default of the Rent or other charges due under this Lease.

         18.7 CERTIFICATES. Any failure by Tenant to execute and deliver any statement or document described in Paragraph 21 or any Estoppel Certificate (defined in Paragraph 22.7, below) requested to be so executed and delivered by Landlord within the time periods specified therein applicable thereto, where such failure continues for five (5) days after delivery of written notice of such failure by Landlord to Tenant.

         18.8 FAILURE TO DISCHARGE LIENS. Tenant shall fail to discharge or bond over any lien placed upon the Premises in violation of Paragraph 8 hereof within fifteen (15) days after written notice.

         18.9 FALSE FINANCIAL STATEMENT. Landlord discovers that any financial statement given to Landlord by Tenant, any assignee, subtenant or successor in interest of Tenant, or any guarantor of Tenant's obligations hereunder, or any of them, was materially false when given to Landlord.

         18.10 FAILURE TO COMPLY WITH LEASE TERMS. Tenant shall fail to comply with any other material term, provision or covenant of this Lease, and shall not cure such failure within thirty (30) days after written notice thereof to Tenant; provided, however, that if the nature of such default is such that it is curable but cannot reasonably be cured within a thirty (30) day period, no Event of Default by Tenant shall exist if Tenant commences the curing of such default and thereafter diligently prosecutes such cure to completion.

     19. LANDLORD'S REMEDIES

                  Upon the occurrence of any Event Of Default, Landlord may, at its option without further notice or demand and in addition to any other rights and remedies hereunder or at law or in equity, do any or all of the following:

         19.1 TERMINATION. Terminate Tenant's right to possession of the Premises by any lawful means upon at least 3 days' written notice, in which case Tenant shall immediately surrender possession of the Premises to Landlord and, in addition to any rights and remedies Landlord may have at law or in equity, Landlord shall have the following rights:

              19.1.1 Re-enter the Premises then or at any time thereafter and remove all persons and property and possess the Premises, without prejudice to any other remedies Landlord may have by reason of Tenant's default or of such termination, and Tenant shall have no further claim hereunder.

              19.1.2 Recover all damages incurred by Landlord by reason of the default, including without limitation (i) the worth at the time of the award of the payments owed by Tenant to Landlord under this Lease that were earned but unpaid at the time of termination; (ii) the worth at the time of the award of the amount by which the payments owed by Tenant to Landlord under the Lease that would have been earned after the date of termination until the time of the award exceeds the amount of the loss of payments owed by Tenant to Landlord under this Lease for the same period that Tenant proves could have been reasonably avoided;
(iii) the worth at the time of the award of the amount by which the payments owed by Tenant to Landlord for the balance of the Term after the time of the award exceeds the amount of the loss of payments owed by Tenant for the same period that Tenant proves could have been reasonably avoided; (iv) all reasonable costs incurred by Landlord in retaking possession of the Premises and restoring them to good order and condition; (v) all costs, including without limitation brokerage commissions, advertising costs and restoration and remodeling costs, incurred by Landlord in reletting the Premises; plus (vi) any other amount, including without limitation actual attorneys' fees reasonably incurred and audit expenses, necessary to compensate Landlord for all detriment proximately caused by Tenant's failure to perform its obligations under this Lease or which in the ordinary course of things would be likely to result therefrom. "The worth at the time of the award," as used in clauses (i) and (ii) of this Paragraph, is to be determined by computing interest as to each unpaid payment owed by Tenant to Landlord under the Lease, at the lesser of the Interest Rate plus four percent (4%) or the highest interest rate permitted by law ("DEFAULT RATE"). "The worth at the time of the award," as referred to in clause (iii) of this Paragraph, is to be determined by discounting such amount, as of the time of award, at the discount rate of the San Francisco Federal Reserve Bank, plus 1%.

                           19.1.3 Remove, at Tenant's sole risk, any and all
personal property in the Premises and place such in a public or private warehouse or elsewhere at the sole cost and expense and in the name of Tenant. Any such warehouse shall have all of the rights and remedies provided by law against Tenant as owner of such property. If Tenant shall not pay the cost of such storage within thirty (30) days following Landlord's demand, Landlord may, subject to the provisions of applicable law, sell any or all such property at a public or private sale in such manner and at such times and places as Landlord deems proper, without notice to or demand upon Tenant. Tenant waives all claims for damages caused by Landlord's removal, storage or sale of the property and shall indemnify and hold Landlord free and harmless from and against any and all loss, cost and damage, including without limitation court costs and attorneys' fees. Tenant hereby irrevocably appoints Landlord as Tenant's attorney-in-fact, coupled with an interest, with all rights and powers necessary to effectuate the provisions of this subparagraph.

         19.2 CONTINUATION OF LEASE. Maintain Tenant's right to possession, in which case this Lease shall continue in effect whether or not Tenant shall have abandoned the Premises. In such event, Landlord may enforce all of Landlord's rights and remedies under this Lease, including the right to recover rent as it becomes due hereunder, and, at Landlord's election, to re-enter and relet the Premises on such terms and conditions as Landlord deems appropriate. Without limiting the generality of the foregoing, Landlord shall have the remedy described in California Civil Code Section 1951.4 (Lessor may continue lease in effect after lessee's breach and abandonment and recover rent as it becomes due, if Lessee has right to sublet or assign, subject only to reasonable limitations). If Landlord relets the Premises or any portion thereof, any rent collected shall be applied against amounts due from Tenant. Landlord may execute any lease made pursuant hereto in its own name, and Tenant shall have no right to collect any such rent or other proceeds. Landlord's re-entry and/or reletting of the Premises, or any other acts, shall not be deemed an acceptance of surrender of the Premises or Tenant's interest therein, a termination of this Lease or a waiver or release of Tenant's obligations hereunder. Landlord shall have the same rights with respect to Tenant's improvements and personal property as under Paragraph 19.1 above, even though such re-entry and/or reletting do not constitute acceptance of surrender of the Premises or termination of this Lease.

         19.3 APPOINTMENT OF RECEIVER. Cause a receiver to be appointed in any action against Tenant and to cause such receiver to take possession of the Premises and to collect the rents or bonus rent derived therefrom. The foregoing shall not constitute an election by Landlord to terminate this Lease unless specific notice of such intent is given.

         19.4 LATE CHARGE. Charge late charges as provided in Paragraph 2.7.

         19.5 INTEREST. Charge interest on any amount not paid when due as provided in Paragraph 22.2. Interest shall accrue from the date funds are first due or, if the payment is for funds expended by Landlord on Tenant's behalf, from the date Landlord expends such funds.

         19.6 ATTORNEYS' FEES. Collect, upon demand, all reasonable attorneys' fees and expenses incurred by Landlord in enforcing its rights and remedies hereunder.

         19.7 INJUNCTION. To restrain by injunction or other equitable means any breach or anticipated breach of this Lease by Tenant.

         19.8 Intentionally Omitted

         19.9 RIGHT OF LANDLORD TO PERFORM. All covenants and agreements to be performed by Tenant under this Lease shall be performed by Tenant at Tenant's sole cost and expense. If Tenant shall fail to pay any sum of money, other than Base Rent, required to be paid by it hereunder or shall fail to perform any other act on its part to be performed hereunder, then, in addition to and without prejudice to any other right or remedy of Landlord (including, without limitation, any right or remedy provided under Paragraph 6), Landlord may cure the same at the expense of Tenant (i) immediately and without notice in the case
(a) of emergency or (b) where such default will result in the violation of any Applicable Law or the cancellation of any insurance policy maintained by Landlord and (ii) in any other case if such default continues for ten (10) business days from the receipt by Tenant of notice of such default from Landlord. Any sums so paid by Landlord (and all costs actually incurred by Landlord in connection with any action by Landlord under this Paragraph 19.9), together with interest thereon at the Default Rate from the date of such payment, shall be payable to Landlord as Rent immediately upon demand, and Landlord shall have the same rights and remedies in the event of nonpayment as in the case of default by Tenant in the payment of Rent.

         19.10 WAIVER OF RIGHT OF REDEMPTION. Tenant hereby waives for Tenant and for all those claiming under Tenant all right now or hereafter existing to redeem by order or judgment of any court or by any legal process or writ, Tenant's right of occupancy of the Premises after any termination of this Lease. Notwithstanding any provision of this Lease to the contrary, the expiration or termination of this Lease and/or the termination of Tenant's rights to possession of the Premises shall not discharge, relieve or release Landlord or Tenant from any obligation or liability whatsoever under any indemnity provision of this Lease which is intended to survive such expiration, including without limitation the provisions of Paragraph 12.1 hereof.

         19.11 NO WAIVER. Nothing in this Paragraph 19 shall be deemed to affect Landlord's rights to indemnification for liability or liabilities arising prior to termination of this Lease for personal injury or property damages under the indemnification clause or clauses contained in this Lease. No acceptance by Landlord of a lesser sum than the Rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy provided in this Lease. The delivery of keys to the Premises to Landlord or to Landlord's agent or any employee thereof shall not constitute a surrender of the Premises or effect a termination of this Lease, whether or not the keys are thereafter retained by Landlord, and notwithstanding such delivery, Tenant shall be entitled to the return of such keys at any reasonable time upon request until this Lease shall have been terminated.

         19.12 CUMULATIVE REMEDIES. The specific remedies to which Landlord may resort under the terms of this Lease are cumulative and are not intended to be exclusive of any other remedies or means of redress to which it may be lawfully entitled in case of any breach or threatened breach by Tenant of any provisions of this Lease. In addition to the other remedies provided in this Lease, Landlord shall be entitled to a restraint by injunction of the violation or attempted or threatened violation of any of the covenants, conditions or provisions of this Lease or to a decree compelling specific performance of any such covenants, conditions or provisions..

    20. LANDLORD DEFAULT; TENANT'S REMEDIES.

         20.1 LANDLORD'S DEFAULT. Landlord shall not be in default under this Lease unless Landlord fails to perform obligations required of Landlord within thirty (30) days after written notice is delivered by Tenant to Landlord and to the holder of any mortgages or deeds of trust (collectively, "LENDER") covering the Premises whose name and address shall have theretofore been furnished to Tenant in writing, specifying in detail the obligation which Landlord has failed to perform; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord or Lender commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion. All obligations of Landlord hereunder shall be construed as covenants, not conditions.

         20.2 TENANT'S REMEDIES. In the event of any default, breach or violation of Tenant's rights under this Lease by Landlord, Tenant's exclusive remedies shall be an action for specific performance or action for actual damages. Tenant hereby waives the benefit of any laws granting it the right to perform Landlord's obligation, a lien upon the property of Landlord and/or upon Rent due Landlord, or the right to terminate this Lease or withhold Rent on account of any Landlord default.

     20.3 NON-RECOURSE.

            20.3.1 Notwithstanding anything to the contrary contained in this Lease or in any exhibits, riders or addenda hereto attached (collectively the "LEASE DOCUMENTS"), it is expressly understood and agreed by and between the parties hereto that: (a) the recourse of Tenant or its successors or assigns against Landlord (and the liability of Landlord to Tenant, its successors and assigns) with respect to (i) any actual or alleged breach or breaches by or on the part of Landlord of any representation, warranty, covenant, undertaking or agreement contained in any of the Lease Documents or (ii) any matter relating to Tenant's occupancy of the Premises (collectively, "LANDLORD'S LEASE UNDERTAKINGS") shall be limited to solely an amount equal to Landlord's equity interest in the Premises and any insurance proceeds or condemnation proceeds relating to the Premises that are received by Landlord; (b) Tenant shall have no recourse against any other assets of Landlord or its officers, directors or shareholders; (c) except to the extent of Landlord's equity interest in the Premises, no personal liability or personal responsibility of any sort with respect to any of Landlord's Lease Undertakings or any alleged breach thereof is assumed by, or shall at any time be asserted or enforceable against, Landlord, Landlord's Advisor, or Landlord's Managing Agent, or against any of their respective directors, officers, shareholders, employees, agents, constituent partners, beneficiaries, trustees or representatives, and (d) at no time shall Landlord be responsible or liable to Tenant for any lost profits, lost economic opportunities or any form of consequential or punitive damages (collectively, "CONSEQUENTIAL DAMAGES") as the result of any actual or alleged breach by Landlord of Landlord's Lease Undertakings.

            20.3.2 Notwithstanding anything to the contrary contained in this Lease or in any other Lease Documents, at no time shall Tenant be responsible or liable to Landlord for any Consequential Damages as the result of any actual or alleged breach by Tenant of its obligations under this Lease; provided, however, that notwithstanding the above, this Section 20.3.2 shall not limit or otherwise affect Tenant's liability for Consequential Damages resulting from a holdover of the Premises by Tenant beyond the date that is ninety (90) days after the expiration or earlier termination of this Lease, subject to the provisions of Paragraph 16.2 of this Lease.

            20.4 SALE OF PREMISES. In the event of any sale or transfer of the Premises (and provided that any unapplied portion of the security deposit held by the seller, transferor or assignor (collectively, "SELLER") is delivered or credited to the purchaser, transferee or assignee (collectively, "PURCHASER")), on the condition that the Purchaser shall (by written instrument or operation of law) assume all of the obligations of Landlord hereunder to be performed after the date of the sale or transfer, the Seller shall be and hereby is entirely freed and relieved of all agreements, covenants and obligations of Landlord thereafter to be performed and it shall be deemed and construed without further agreement between the parties or their successors in interest or between the Seller and the Purchaser on any such sale, transfer or assignment that such Purchaser has assumed and agreed to carry out any and all agreements, covenants and obligations of Landlord hereunder.

     21. MORTGAGES.

            21.1 Landlord will provide Tenant with an SNDAA (defined below) from all lenders and ground lessors having an interest in the Premises promptly following the execution of this Lease. This Lease and all of Tenant's rights hereunder shall be subject and subordinate at all times to any deed of trust, mortgage or ground lease which may now or hereafter affect the Premises, and to all renewals, modifications, consolidations, replacements and extensions thereof (collectively, "SECURITY DOCUMENTS"). Subject to the terms of this Paragraph 21.1, such subordination shall be effective without the necessity of the execution by Tenant of any additional document for the purpose of evidencing or effecting such subordination. If any such Security Document is foreclosed or terminated, as applicable, at the election of Landlord's successor in interest, Tenant agrees, for the benefit of such successor in interest, to attorn to such successor in interest and become its tenant on the terms and conditions of this Lease for the remainder of the Term, and if required, to enter into a new lease with such successor in interest in the form of this Lease; provided, however, that Tenant's agreement hereunder to (a) subordinate its interest hereunder to the lien of any Security Document and (B) to attorn to and recognize as the landlord hereunder, the Holder of such Security Document is conditioned upon the delivery to Tenant of a subordination, non-disturbance, and attornment agreement (each, an "SNDAA") in favor Tenant (on each such Holder's standard form of SNDAA (or in any other commercially reasonable form)). Landlord or any Holder shall have the right to subordinate or cause to be subordinated any such Security Document to this Lease and in such case, in the event of the termination or transfer of Landlord's estate or interest in the Premises by reason of any termination or foreclosure of any Security Document, Tenant shall, notwithstanding such subordination, attorn to and become the Tenant of the successor in interest to Landlord at the option of such successor in interest. At the request of Landlord or the holder ("HOLDER") of any Security Document, Tenant shall, within ten (10) business days, execute, acknowledge and deliver promptly in recordable form any commercially reasonable instrument or SNDAA that Landlord or such Holder may request. In addition, at the request of Landlord or any Holder of any Security Document and subject to reimbursement as provided above, Tenant shall, within ten (10) business days, execute, acknowledge and deliver promptly in recordable form any instrument that Landlord or such holder may request to make this Lease superior to such Security Document.

         21.2 Tenant agrees to give each Holder of any Security Document, in a manner required under Paragraph 22.21, below, a copy of any notice of default served upon the Landlord by Tenant, provided that prior to such notice Tenant has been notified in writing of the address of such Holder (hereafter, a "NOTIFIED PARTY"). Tenant further agrees that if Landlord shall have failed to cure such default within thirty (30) days after such notice to Landlord (or if such default cannot be cured or corrected within that time, then within such additional time as may be necessary if Landlord has commenced such cure within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default), then prior to Tenant pursuing any remedy for such default provided hereunder, at law or in equity, the Notified Party shall have an additional thirty (30) days to attempt to cure or correct such default (or if such default cannot reasonably be cured or corrected within that time, then such additional time as may be necessary if the Notified Party has commenced within such thirty (30) days and is diligently pursuing the remedies or steps necessary to cure or correct such default).

       22. GENERAL PROVISIONS

         22.1 SINGULAR AND PLURAL. Words of any gender used in this Lease shall be held and construed to include any other gender, and words in the singular number shall be held to include the plural, unless the context otherwise requires.

         22.2 INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided to the contrary, any amount due to Landlord not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Tenant under this Lease, provided, however, that interest shall not be payable on late charges incurred by Tenant.

         22.3 TIME OF ESSENCE. Time is of the essence of this Lease and the performance of all obligations hereunder.

         22.4 BINDING EFFECT. The terms, provisions and covenants and conditions contained in this Lease shall apply to, inure to the benefit of, and be binding upon, the parties hereto and upon their respective heirs, legal representatives, successors and permitted assigns, except as otherwise herein expressly provided.

         22.5 CHOICE OF LAW. This Lease shall be governed by the laws of the State of California applicable to contracts made and to be performed in such state without regard to its choice of laws rules and/or principles.

         22.6 CAPTIONS. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

         22.7 ESTOPPEL CERTIFICATES; FINANCIAL STATEMENTS.

         22.7.1 Tenant agrees from time to time within ten (10) days after request of Landlord, to deliver to Landlord, or Landlord's designee, (a) an "ESTOPPEL CERTIFICATE" certifying as to those facts for which certification has been requested by Landlord or any current or prospective purchaser, holder of any mortgages or deed of trust, ground lessor or master lessor, including, but without limitation, (i) that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect), (ii) the date to which Rent has been paid, (iii) the unexpired Term of this Lease and (iv) such other matters pertaining to this Lease as may be requested by Landlord or Landlord's designee (including any provisions customarily required by any holder of a mortgage or deed of trust or ground lessor including, without limitation, an agreement on the part of Tenant to furnish to such holder or ground lessor, as applicable, written notice of any Landlord default and a reasonable opportunity for such holder or ground lessor to cure such default prior to Tenant being able to terminate this Lease). Tenant's failure to timely deliver such certificate (after Landlord's delivery of a second notice and lapse of five
(5) days) shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord, that there are no uncured defaults in Landlord's performance, and that not more than one (1) month's rent has been paid in advance Tenant acknowledges and agrees that any Estoppel Certificate delivered pursuant to this Paragraph 22.7 may be relied upon by any prospective purchaser of the fee of the Building or the Premises or any holder of any mortgage or deed of trust, any ground lessor or any other like encumbrancer thereof or any assignee of any such encumbrance upon the Building or the Premises. Landlord agrees that, in connection with a sale or financing of Tenant, Landlord shall, upon not less than ten (10) days notice, execute and deliver to Tenant a commercially reasonable Estoppel Certificate (which Landlord agrees may include certifications as to the matters described in clauses (i), (ii) and (iii), above and such other factual matters pertaining to this Lease as may be requested by Tenant or its designee).

         22.7.2 At any time during the Term, Tenant shall, upon ten (10) days' prior notice from Landlord, provide Landlord with then current financial statements and financial statements for each of the two (2) years prior to the then current calendar year for Tenant (and any guarantor, if any); provided, however, if such financial statements are not available to the general public, except in the case where Landlord is requesting such financial statements for delivery to an existing or prospective lender (a "REQUESTING LENDER"), (a) in connection with a new loan (a "PREMISES LOAN") (or modification or extension of an existing loan) secured in whole or in part by some form of mortgage, deed of trust or other security interest in the Project (or some interest therein) or
(b) under circumstances where the failure to so deliver such financial statements would (or could, with notice, the passage of time, or both) constitute a default under any document relating to a Premises Loan, Tenant shall not be required to provide those financial statements which are not available to the general public; provided, further, however, that notwithstanding the foregoing, in the circumstances described in either exception (a) or (b) of the foregoing proviso, Tenant shall be required to provide the financial statements of Tenant and its guarantor (if any) in the form required hereunder only to the Requesting Lender (but not to Landlord). Such statements shall be prepared in accordance with generally accepted accounting principles, consistently applied, and shall, to the extent audited in the ordinary course of Tenant's business, be audited by an independent certified public accountant (provided, however, that the parties hereto agree that Tenant shall not be required under this Paragraph 22.7.2 to produce or to provide any financial statements or documents that are not produced by Tenant in the ordinary course of its business). Notwithstanding the foregoing, at any time that Original Tenant or any Successor thereto is the Tenant under this Lease, is a public traded entity and its financial statements shall be publicly available, all of the terms and provisions of this Article Paragraph 22.7.2 (and the foregoing requirement to provide financial statements) shall not apply.

         22.8 AMENDMENTS. This Lease may not be altered, changed or amended except by an instrument in writing signed and dated by both parties hereto. Tenant agrees to make such reasonable modifications to this Lease as may be required by any lender in connection with the obtaining of financing or refinancing of the Premises or any portion thereof, provided that Landlord reimburses Tenant for its costs incurred in connection therewith, subject to the limitation set forth in Paragraph 14.2.

         22.9 ENTIRE AGREEMENT. This Lease constitutes the entire understanding and agreement of Landlord and Tenant with respect to the subject matter of this Lease, and contains all of the covenants and agreements of Landlord and Tenant with respect thereto, and supersedes all prior agreements or understandings. Landlord and Tenant each acknowledge that no representations, inducements, promises or agreements, oral or written, have been made by Landlord or Tenant, or anyone acting on behalf of Landlord or Tenant, which are not contained herein, and any prior agreements, promises, negotiations, or representations not expressly set forth in this Lease are of no force or effect.

         22.10 WAIVERS. The waiver by either party of any term, covenant, agreement or condition herein contained shall not be deemed to be a waiver of any subsequent breach of the same or any other term, covenant, agreement or condition herein contained, nor shall any custom or practice which may arise between the parties in the administration of this Lease be construed to waive or lessen the right of either party to insist upon the performance by the other in strict accordance with all of the provisions of this Lease. The subsequent acceptance of Rent hereunder by Landlord shall not be deemed to be a waiver of any preceding breach by Tenant of any provisions, covenant, agreement or condition of this Lease, other than the failure of Tenant to pay the particular Rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such Rent.

         22.11 ATTORNEYS' FEES. If either Landlord or Tenant commences or engages in, or threatens to commence or engage in, an action by or against the other party arising out of or in connection with this Lease or the Premises, including but not limited to any action for recovery of Rent due and unpaid, to recover possession or for damages for breach of this Lease, the prevailing party shall be entitled to have and recover from the losing party reasonable attorneys' fees and other costs incurred in connection with the action, preparation for such action, any appeals relating thereto and enforcing any judgments rendered in connection therewith.

         22.12 MERGER. The voluntary or other surrender of this Lease by Tenant or a mutual cancellation hereof shall not constitute a merger. Such event shall, at the option of Landlord, either terminate all or any existing subtenancies or operate as an assignment to Landlord of any or all of such subtenancies.

         22.13 SURVIVAL OF OBLIGATIONS. Paragraphs 2.4, 3.2, 4.2, 8, 12.1, 12.5, and 16 and all other obligations of Landlord or Tenant hereunder which by their express terms survive the termination or expiration of this Lease and that are not fully performed as of the expiration or earlier termination of the Term, shall survive the expiration or earlier termination of the Term, including without limitation, all payment obligations with respect to Rent and all obligations concerning the condition of the Premises.

         22.14 SEVERABILITY. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws effective during the Term, the remainder of this Lease shall not be affected thereby, and in lieu of each clause or provision of this Lease that is illegal, invalid or unenforceable, there shall be added as a part of this Lease a clause or provision as similar in terms to such illegal, invalid or unenforceable clause or provision as may be possible and be legal, valid and enforceable.

         22.15 SECURITY MEASURES. Tenant hereby acknowledges that the Rent payable to Landlord hereunder does not include the cost of guard service or other security measures, and that Landlord shall have no obligation whatsoever to provide same. Tenant assumes all responsibility for the protection of Tenant, Tenants' Parties and the Tenant's Personal Property from acts of third parties other than Landlord.

         22.16 EASEMENTS. Landlord reserves to itself the right, from time to time, to grant such easements, rights and dedications that Landlord deems necessary or desirable, and to cause the recordation of parcel maps, easement agreements and covenants, conditions and restrictions, so long as such easements, rights, dedications, maps and covenants, conditions and restrictions do not unreasonably and materially interfere with Tenant's use of the Premises for the Agreed Use.

         22.17 MULTIPLE PARTIES. If more than one person or entity is named as Tenant herein, the obligations of Tenant hereunder shall be the joint and several responsibility of all persons or entities so named and the signature or verbal agreement (as appropriate) of any one of such persons or entities shall be sufficient to bind all such persons or entities to any consent, waiver, approval, estoppel, statement, amendment to this Lease or other agreement relating to this Lease.

         22.18 CONFLICT. Any conflict between the printed provisions of this Lease and any typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

         22.19 NO THIRD PARTY BENEFICIARIES. This Lease is not intended by either party to confer any benefit on any third party, including without limitations any broker, finder, or brokerage firm.

         22.20 EFFECTIVE DATE/NONBINDING OFFER; COUNTERPARTS/FACSIMILE SIGNATURES. The submission of this Lease to Tenant or its Broker or other agent, does not constitute an offer to Tenant to lease the Premises. This Lease shall have no force and effect until (i) it is executed and delivered by Tenant to Landlord and (ii) it is fully reviewed and executed by Landlord; provided, however, that, upon execution of this Lease by Tenant and delivery to Landlord, such execution and delivery by Tenant shall constitute an offer by Tenant to Lease the Premises upon the terms and conditions set forth herein, and in consideration of the time and expense incurred by Landlord in preparing this Lease and reviewing Tenant's credit, Tenant agrees (and has agreed that) such offer shall be irrevocable for two (2) days following the date on which Tenant shall deliver to Landlord an executed counterpart of this Lease. The parties hereto agree that this Lease may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which shall constitute one and the same instrument. The parties hereto further agree that such executed counterparts may be delivered by facsimile which, upon transmission to the other party, shall have the same force and effect as delivery of the original signed counterpart, provided that original signature pages shall follow promptly thereafter.

         22.21 NOTICES. Each provision of this Lease or of any applicable governmental laws, ordinances, regulations and other requirements with reference to the sending, mailing or delivery of any notice or the making of any payment by one party to the other shall be deemed to be complied with when and if the following steps are taken:

            22.21.1 All Rent and other payments required to be made hereunder shall be payable to the applicable party hereto as follows: to Landlord at the address set forth in ITEM 2 of the Basic Lease Provisions, and to Tenant at the address set forth in ITEM 3 of the Basic Lease Provisions, or at such other addresses as the parties may have hereafter specified by written notice. All obligations to pay Rent and/or any other amounts under the terms of this Lease shall not be deemed satisfied until such Rent and other amounts have been actually received by the respective party.

            22.21.2 Wherever any notice or demand is required or permitted hereunder, such notice or demand shall be in writing. Any notice or document required or permitted to be delivered hereunder shall be deemed to be delivered
(a) upon personal delivery; (b) upon confirmation of delivery by Federal Express or other reputable overnight delivery service; or (c) upon written or printed confirmation of delivery by telegraph, telecopy or other electronic written transmission device; correctly addressed to the parties hereto as follows: if to Tenant, at the address specified in ITEM 3 of the Basic Lease Provisions, and if to Landlord, then at the address specified in ITEM 2 of the Basic Lease Provisions; or at such other address as the recipient may theretofore have specified by written notice; provided, however, that notwithstanding any provision of this Lease to the contrary, in the case where California statutory law requires that any notice, notice to quit or pay rent, summons or complaint (or any other form of writing required in connection with the assertion of rights against Tenant, the enforcement of Tenant's obligations under this Lease or the termination of Tenant's rights hereunder) (collectively, "STATUTORY WRITTEN NOTICES OR COMPLAINTS") must be delivered or served in a particular form, delivered to or served on Tenant through delivery to or service on a particular representative of Tenant, delivered or served in a particular manner (or by a particular method), for purposes of determining compliance with such applicable statutory requirements, any such Statutory Written Notice or Complaint may be delivered to Tenant at the Premises (with a copy to Tenant at the address specified in ITEM 3 of the Basic Lease Provisions) and the time, manner or method of delivery of all such Statutory Written Notices or Complaints delivered to or served on Tenant at the address specified in ITEM 3 of the Basic Lease Provisions shall be disregarded (so long as copies of such Statutory Written Notices or Complaints are delivered to Tenant the address specified in
ITEM 3 of the Basic Lease Provisions within two (2) business days of delivery of the same to Tenant at the Premises), and if the timing, manner and, method of delivery and form of the Statutory Written Notice or Complaint delivered to Tenant at the Premises shall satisfy the applicable statutory requirements, then such statutory requirements shall be deemed satisfied with respect to the timing, manner, and method of delivery and form with respect to all Tenant addressees as of the date of delivery to Tenant at the Premises.

         22.22 WATER, OIL AND MINERAL RIGHTS. Landlord reserves all right, title or interest in water, oil, gas or other hydrocarbons, other mineral rights and air and development rights, together with the sole and exclusive right of Landlord to sell, lease, assign or otherwise transfer the same, but without any right of Landlord or any such transferee to enter upon the Premises during the Term except as otherwise provided herein.

         22.23 CONFIDENTIALITY. Except as required to be disclosed by any applicable law, court order, legal process or applicable securities rules or regulations, Landlord and Tenant each agree to keep this Lease and its terms, covenants, obligations and conditions, and any financial information provided in connection herewith, strictly confidential and not to disclose such matters to any other landlord, tenant, prospective tenant, or broker; provided, however, Tenant may provide a copy of this Lease to its attorneys, accountants and bankers, and to a non-party solely in conjunction with Tenant's reasonable and good faith effort to secure an assignee or sublessee for the Premises.

         22.24 BROKER'S FEES. Landlord and Tenant each represent and warrant that it has dealt with no broker, agent or other person in connection with this transaction and that no broker, agent or other person brought about this transaction, other than the brokerage firm specified in ITEM 16 of the Basic Lease Provisions, if any, and each party shall indemnify, defend, protect and hold the other harmless from and against any claims, losses, liabilities, demands, costs, expenses or causes of action by any other broker, agent or other person claiming a commission or other form of compensation by virtue of having dealt with such party with regard to this leasing transaction.

         22.25 REMEDIES CUMULATIVE. All rights, privileges and remedies of the parties are cumulative and not alternative or exclusive to the extent permitted by law, except as otherwise provided herein.

         22.26 RETURN OF CHECK. If Tenant's check, given to Landlord in payment of any sum, is returned by the bank for non-payment, Tenant shall pay to Landlord immediately on demand, as Rent, all expenses incurred by Landlord as a result thereof.

         22.27 EFFECT OF REFUND. If Landlord receives payment by Tenant after an Event Of Default has occurred, and subsequently returns or refunds such payment to Tenant, such refund shall have the effect of withdrawing Landlord's acceptance of such payment, as if such payment had never been accepted.

         22.28 NO RECORDATION OF LEASE. Neither this Lease nor any memorandum hereof may be recorded.

         22.29 AUTHORITY. If Tenant is a corporation, partnership, limited liability company or other similar entity, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease. Tenant shall, within thirty (30) days following execution of this Lease, deliver to Landlord upon request evidence of such authority satisfactory to Landlord.

         22.30 INTERPRETATION. This Lease shall be construed according to its terms without regard to which party, or which party's attorneys, prepared its form.

         22.31 LANDLORD'S APPROVALS. Except where the provisions of this Lease expressly provide that Landlord's consent or approval must be reasonably given, all consents or approvals of Landlord sought or required pursuant to the terms of this Lease may be given or withheld in Landlord's sole and absolute discretion.

         22.32 ADDITIONAL PROVISIONS. Those additional provisions set forth in EXHIBIT F, if any, are hereby incorporated by this reference as if fully set forth herein.

         22.33 WAIVER OF RIGHT TO TRIAL BY JURY. TO THE FULLEST EXTENT PERMITTED BY LAW, LANDLORD AND TENANT EACH EXPRESSLY WAIVE THEIR RIGHT TO TRIAL BY JURY IN ANY TRIAL HELD AS A RESULT OF A CLAIM ARISING OUT OF OR IN CONNECTION WITH THIS LEASE IN WHICH LANDLORD AND TENANT ARE ADVERSE PARTIES. THE FILING OF A CROSS-COMPLAINT BY ONE AGAINST THE OTHER IS SUFFICIENT TO MAKE THE PARTIES "ADVERSE.".

         22.34 FORCE MAJEURE. Neither Landlord nor Tenant shall incur any liability to the other with respect to, and shall not be responsible for any failure to perform, any of their obligations hereunder (other than Tenant's monetary obligations hereunder) if such failure is caused by any reason beyond the control of Landlord or Tenant, as applicable, including, but not limited to, strike, labor trouble, governmental rule, regulations, ordinance, statute or interpretation, or by fire, earthquake, civil commotion, or failure or disruption of utility services (collectively, a "FORCE MAJEURE EVENT"). The amount of time for either Landlord or Tenant to perform any of its obligations hereunder (other than Tenant's monetary obligations hereunder) shall be extended on a day for day basis for each day that Landlord or Tenant, as applicable, is delayed in performing such obligation by reason or any Force Majeure Event, whether similar to or different from the foregoing types of occurrences.

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         22.35 RELATIONSHIP OF PARTIES. This Lease does not create the relationship of principal and agent, or of partnership, joint venture, or of any association or relationship between Landlord and Tenant, the sole relationship between Landlord and Tenant being that of landlord and tenant.

     23. LIMITATION OF LIABILITY.

                  In consideration of the benefits accruing hereunder, Tenant and all successors and assigns covenant and agree that, in the event of any actual or alleged failure, breach or default hereunder by Landlord:

         23.1 the sole and exclusive remedy shall be against Landlord and Landlord's assets as specified in Paragraph 20.3 hereof;

         23.2 no partner, shareholder, director, or officer of Landlord, Landlord's Advisor or Landlord's Managing Agent shall be sued or named as party in any suit or action (except as may be necessary to secure jurisdiction of Landlord);

         23.3 no service of process shall be made against any partner, shareholder, director, or officer of Landlord (except as may be necessary to secure jurisdiction of Landlord), Landlord's Advisor or Landlord's Managing Agent;

         23.4 no partner, shareholder, director, or officer of Landlord, Landlord's Advisor or Landlord's Managing Agent shall be required to answer or otherwise plead to any service of process;

         23.5 no judgment will be taken against any partner, director, or officer of Landlord, Landlord's Advisor or Landlord's Managing Agent;

         23.6 any judgment taken against any partner, shareholder, director, or officer of Landlord, Landlord's Advisor or Landlord's Managing Agent may be vacated and set aside at any time without hearing;

         23.7 no writ of execution will ever be levied against the assets of any partner, director, or officer of Landlord, Landlord's Advisor or Landlord's Managing Agent; and

         23.8 these covenants and agreements are enforceable by Landlord, Landlord's Advisor and Landlord's Managing Agent and any partner, shareholder, director, or officer of Landlord, Landlord's Advisor or Landlord's Managing Agent.

         Tenant agrees that each of the foregoing covenants and agreements shall be applicable to any covenant or agreement either expressly contained in this Lease or imposed by statute or at common law.

         IN WITNESS WHEREOF, Landlord and Tenant have executed and delivered this Lease as of the day and year first above written.

LANDLORD:                            TENANT:

ONTARIO WAREHOUSE I, INC.,           EMERSON RADIO CORP.,
a Florida corporation                a Delaware corporation

By: /S/ Mark P. Faraldo              By: /S/ Frank Gueriero
Name: Mark P. Faraldo                Name: Frank Guerriero
Title: Vice President & Secretary    Its: Vice President - Operations,
                                     Emerson Radio Consumer Products Corporation